UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-22572

DESTRA MULTI-ALTERNATIVE FUND

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

443 N WILLSON AVENUE
BOZEMAN, MT 59715

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

ROBERT A. WATSON
C/O DESTRA CAPITAL ADVISORS LLC
443 N WILLSON AVENUE
BOZEMAN, MT 59715

(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (312) 843-6161

DATE OF FISCAL YEAR END: MARCH 31

DATE OF REPORTING PERIOD: MARCH 31, 2025

Item 1. Reports to Stockholders.

(a)	See Attached

Destra Multi-Alternative Fund

Annual Report

March 31, 2025

Dear Shareholders,

We are pleased to present you with your 2025 Annual Report (the “Report”) for the Destra Multi-Alternative Fund (the “Fund”) (NYSE: DMA). This Report covers the period between April 1, 2024, and March 31, 2025 (the “Fiscal Year”).

During the Fiscal Year, the common shares of the Fund, as measured by the market price, were up 13.46% while the Fund’s performance at net asset value (“NAV”) was down -5.75%”)1. For reference, other Alternatives (US Fund Multistrategy Morningstar Category) were up 1.84%, Stocks (S&P 500 Index) were up 8.25%, and Bonds (Bloomberg U.S. Aggregate Bond Index) were up 4.88%. The Fund had strong market price returns over the Fiscal Year, outperforming Alternatives, Stocks and Bonds for the Fiscal Year.

We believe that the Fund may present a particularly attractive opportunity in today’s volatile economic and geopolitical market environments. The Fund is a core alternative solution that seeks returns from capital appreciation and income with an emphasis on income generation. The Fund’s sub-adviser, Validus Growth Investors, LLC (dba Validex Global Investing or “Validex”), invests in companies and investment opportunities it believes are experiencing important points of growth inflection. As a growth equity manager focused on delivering total returns, Validex has created a proprietary security research and selection process that it uses to select both public and private alternative investments for the portfolio. As recent years have shown, there might be time periods in which traditional stocks and bonds struggle simultaneously. Because of this, many investors have looked to alternatives over the last several years to help provide diversification and seek low or no correlation to their more traditional investment positions. As the broader market comes to better understand Validex’s investment process and the role that an investment in the Fund might play in a diversified portfolio, we believe there is an opportunity for increased investor interest and demand in the Fund.

Destra Capital Advisors LLC (“Destra”), the Fund’s adviser, engages frequently with the closed-end fund institutional community and the broad marketplace to explain the Fund’s multi-alternative strategy that provides access to unique, non-correlated investments through a listed closed-end fund with intra-day liquidity. Over the past year, we have been heartened by the growing awareness and acceptance the marketplace has shown to the Fund.

During the Fiscal Year, the Fund’s Board of Trustees (the “Board”) approved a monthly distribution policy for shareholders that began in March of 2025, and the Board subsequently declared per share dividends for March, April, and May of 2025. Distributions, if any, are always subject to renewal by the Board; however, the implementation of this monthly distribution policy is a testament to the progress made by Validex in recasting the portfolio to be more liquid, more transparent and more driven by their proprietary research in alternative credit, hedging strategies, direct private equity and real estate. For more details on the launch of this monthly distribution policy, please visit the Fund’s webpage at www.destracapital.com/dma.

On the subsequent pages, you will find commentary from Validex discussing the factors that affected the Fund’s performance during the Fiscal Year, as well as specific details regarding investment results and portfolio holdings. We encourage you to read this Report to learn more about how the Fund performed during the Fiscal Year.

We appreciate the continued confidence you have placed in Destra and our investment partners. Please read this Report carefully and be sure to contact your financial advisor or Destra if you have any additional questions.

Sincerely,

Robert A. Watson, CFP®

President

Jake Schultz, CFA®

Secretary

Destra Multi-Alternative Fund

Destra Capital Advisors LLC

[1]	Listed closed-end funds like DMA have two prices: 1) the NAV of the portfolio on a per share basis, and 2) the quoted market price at which the common shares of the Fund are traded in the secondary market on the NYSE. The value of these two “prices” frequently diverges, and sometimes meaningfully so. Closed-end funds frequently trade at discounts to their NAVs, though some have occasionally traded at premiums to their NAVs.

Destra Multi-Alternative Fund
Risk Disclosure
As of March 31, 2025 (unaudited)

This document may contain forward-looking statements representing Destra Capital Advisors LLC’s (“Destra”), the portfolio managers’ or sub-adviser’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-adviser’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. You may obtain a prospectus through the broker dealer, where you hold your shares or by visiting the Fund’s webpage at www.destracapital.com/DMA or by calling Destra at 877-855-3434 or the Fund’s Transfer Agent, Equiniti Trust Company, LLC at 800-591-8238.

Destra Multi-Alternative Fund
Manager’s Commentary (unaudited)

Investment Environment

The fiscal year ended March 31, 2025 (the “Fiscal Year” or “FY 25”), presented investors with a landscape of contrasts. While the U.S. economy continued to demonstrate remarkable resilience in many respects, this period witnessed bouts of volatility that tested the mettle of even the most seasoned investors, who were often whipsawed by the near-term momentum of directional trades and binary outcomes.

For much of the first half of FY 25, the market was consumed with the health of the economy and the Federal Reserve’s (“Fed”) anticipated reaction to it. Many expected that a recession was imminent, and the Fed would step in, but for most of 2024, the Fed remained resolutely on the sidelines, refusing to budge due to concerns about the second part of its dual mandate — inflation.

Excitement and trepidation grew surrounding the impending presidential race, with momentous events like the withdrawal of President Biden from the race and President Trump surviving an assassination attempt. Markets moved significantly with each dramatic event across the summer of 2024.

The Fed finally relented in September 2024 and surprised markets with a 50 basis point (“bp”) cut and eventually delivered three rate cuts totaling 1.0% by December 2024. With the Fed firmly on a rate cutting path, President Trump’s victory in November 2024 temporarily ushered in a new “golden age,” which caught investors by surprise and scrambling to keep up.

However, shortly into the new calendar year of 2025, some investors “bought” the election and “sold” the inauguration as President Trump decided to lead the new age with tariffs on Canada and Mexico. Leading up to so-called “Liberation Day” in early April 2025 when the new reciprocal tariff regime was to be unveiled, continued idiosyncratic behavior from the new administration caused pessimism and volatility to rise precipitously as recession fears spiked.

Throughout this tumultuous period, the economy remained remarkably resilient.

Market Performance

Traditional Asset Classes. Equities delivered positive returns for the Fiscal Year, though with increased volatility and significant dispersion. The S&P 500 Index (SPX) finished with a total return of approximately 8.2% for the Fiscal Year. This moderate overall return was delivered against a chaotic backdrop, masking considerable upside and downside volatility.

Generally, as shown by the performance of traditional asset classes in the chart below, our view is that the Fiscal Year was a tale of two very different periods:

●	First Nine Months (April 1, 2024 — December 31, 2024 or “Q1/Q2/Q3”) — positive for almost every asset class with optimistic sentiment driven by Fed actions (real and perceived), election results, and resilient economic data; and

●	Final Three Months (January 1, 2025 — March 31, 2025 or “Q4”) — where safe havens ruled against the backdrop of volatile markets with pessimistic sentiment driven by tariffs stoking stagflation fears and a “wait and see” Fed.

Traditional Asset Classes		9 mos. Q1/Q2/Q3	3 mos. Q4	FISCAL YEAR
Bonds	Barclays US Aggregate Bond	2.0%	2.8%	4.9%
Equities	S&P 500 Index	13.1%	-4.3%	8.2%
Equities	Russell 1000 Growth Index	19.7%	-10.0%	7.8%
Equities	Russell 1000 Value Index	4.9%	2.1%	7.2%
Equities	Russell 2000 Index	6.0%	-9.5%	-4.0%
Equities	MSCI ACWI ex US Index	1.4%	5.4%	6.8%
Equities	MSCI Emerging Markets Index	5.7%	3.0%	8.9%

For the first nine months of the Fiscal Year, Growth stocks dominated Value stocks. The Russell 1000 Growth Index (RLG) was up 19.7% vs. 4.9% for the Russell 1000 Value Index (RLV). In the final quarter, equity markets experienced a notable rotation in leadership that saw RLV outperforming RLG by better than 12%.

Similarly, for the first nine months of the Fiscal Year, international equities underperformed along with their underperforming economies, with the SPX outperforming the MSCI ACWI ex-US Index by over 11.7% for the first nine months of the Fiscal Year. However, tariff tantrums in the last quarter of the Fiscal Year saw a quick and dramatic reversal with the MSCI ACWI ex-US Index leading the SPX by 9.7%.

Destra Multi-Alternative Fund
Manager’s Commentary (unaudited) (continued)

Fixed income markets delivered modest, but positive, returns as interest rates stabilized and eventually began to decline, in line with monetary policy. The Bloomberg U.S. Aggregate Bond Index returned approximately 4.9% for the Fiscal Year. However, during the Fiscal Year, fixed income investors faced bouts of rapid spikes in Treasury yields in periods of equity market stress, potentially calling into question the safe haven status of US government bonds. Credit spreads remained historically tight for most of the Fiscal Year but began to noticeably widen in the final quarter of the Fiscal Year as economic uncertainties increased.

Alternative Asset Classes. Alternative investments showed varied performance during the Fiscal Year and like traditional asset classes, showed markedly contrasting behaviors depending on changing economic considerations, volatility and sentiment shifts. The below chart demonstrates the varied performance of alternative asset classes during the Fiscal Year:

Alternative Asset Classes		9 mos. Q1/Q2/Q3	3 mos. Q4	FISCAL YEAR
BDCs	VanEck BDC Income ETF	9.8%	0.8%	10.7%
CEFs	S-Network Composite Closed-End Fund Index	8.8%	0.6%	9.5%
Commodities	Bloomberg Commodity Index	-0.7%	7.7%	6.9%
Crypto	Bitcoin	31.9%	-11.7%	16.5%
Gold	Gold	13.5%	17.0%	32.8%
Hedge	Funds Bloomberg Equity Hedged HF Index	7.3%	-0.8%	7.0%
MLPs	Alerian MLP	9.0%	12.6%	22.7%
Mortgage	REITs FTSE NAREIT Mortgage REITs	1.0%	6.7%	7.8%
Oil	WTI Crude	2.1%	0.6%	2.6%
REITs	FTSE NAREIT All Equity REITs	6.3%	2.8%	9.2%
US Dollar	Bloomberg US Dollar Spot Index	5.2%	-2.7%	2.3%

After a long wait, we believe that gold appears to be investable again. The shiny metal reached new all-time highs during the Fiscal Year and flourished under most market conditions. Gold benefited from its role as a hedge in uncertain times, an immutable store of value as currencies were debased by mounting debt and deficits, and was a ballast against the scourge of persistent inflation. Bitcoin surged to all-time highs in 2024, as investors cheered the approval of Bitcoin exchange-traded funds (“ETFs”) in early 2024, which may improve access for retail investors and provide regulatory clarity, but Bitcoin’s price dropped precipitously to start 2025.

Real estate investment trusts (“REITs”), as measured by the FTSE Nareit Mortgage REIT TR Index and the FTSE Nareit All Equity REIT TR Index, rallied along with markets for much of 2024, particularly catching a tailwind once the Fed started its rate cutting cycle in September 2024. REITs even managed to deliver positive results in the last quarter of the Fiscal Year, though principally because data centers caught a huge artificial intelligence (“AI”) tailwind.

Commodities, as measured by the Bloomberg Commodity TR Index, struggled badly in the first three quarters as most economies around the world, save the US, Japan and India, struggled to grow gross domestic product meaningfully. China, the largest consumer of commodities, was caught in a deflationary bind as consumers largely refused to spend money and manufacturing moved to lower cost, lower risk locales throughout Asia. Near the end of the Fiscal Year, as inflationary pressures mounted, trade spats ensued, and national security interests became a dominant theme, commodities rallied.

Private equity activity moderated as higher-for-longer increased financing costs, valuations fluctuated wildly, private transactions faced regulatory challenges, and the initial public offering (“IPO”) market remained largely shut.

Finally, hedge funds, as measured by the Bloomberg Equity Hedged HF TR Index, particularly those with macro and relative value strategies, benefited from the increased market volatility and dispersion. Hedge funds delivered positive returns for the Fiscal Year, outperforming traditional fixed income but generally lagging equity markets.

Fund Performance/Attribution

On a Net Asset Value (“NAV”) basis, the Destra Multi-Alternative Fund (the “Fund” or “DMA”) was down -5.75% for the Fiscal Year. The Fund’s alternative asset strategies may be classified into four sub-sets: Alternative Credit, Real Estate, Direct Private Equity and Hedged Strategies. Alternative Credit and Hedged Strategies were positive and significant contributors through the Fiscal Year while Direct Private Equity and Real Estate were detractors from performance.

Over the last 18 months, we have been executing on an intermediate-term plan to transform the Fund’s portfolio, by concentrating assets in what we believe are the best performing strategies, with the goal of increasing liquidity and

Destra Multi-Alternative Fund
Manager’s Commentary (unaudited) (continued)

transparency and enhancing income. Some evidence of progress in this regard is the declaration by the Fund’s Board of Trustees in the last quarter of the Fiscal Year of a meaningful distribution on NAV, paid monthly beginning in March 2025. Further to this point, we expect to have 50% of the Fund’s portfolio held in liquid assets by the third quarter of 2025. Yet, we believe this progress comes at a cost. To accomplish these goals, certain illiquid securities must be liquidated, at times at a discount to their current carrying values. To maximize value, this process must be executed with care, including recognition of market dynamics and sensitivity to market timing.

Despite the Fund’s net negative performance at NAV over the Fiscal Year, we believe the uncorrelated nature of returns across the portfolio, lower volatility, and persistence of income-generation continue to comprise a compelling value proposition in a highly uncertain environment. Our view is that the broader market understands the nuances that have beleaguered the Fund’s performance at NAV in the last year or two, and we believe this is evidenced by the fact that the Fund’s return on its market stock price was a very positive 13.44% during the Fiscal Year.

Alternative Credit. Within Alternative Credit, exposure to collateralized loan obligation (“CLO”) equity (Canyon Funds II and III) contributed the most meaningfully to performance over the Fiscal Year. Equity CLOs earn the spread between the interest paid to CLO debt holders and income generated by the underlying CLOs (and price appreciation of the CLOs themselves). Within DMA’s portfolio, manager selection has driven the performance and differentiation. Canyon has a significant focus on investment grade credits and has been actively resetting the cost of financing lower whenever possible, which increases the cash flows to the equity CLO holders. Exposure to liquid AAA and BBB CLO ETFs also contributed to performance.

As part of the asset rationalization plan, we identified Ovation (private credit) as a possible sale candidate due to its decreasing importance and contribution to portfolio performance during the Fiscal Year. After a lengthy sale process where we solicited bids from multiple parties, pricing met our expectations, and we concluded a transaction at a discount to the current carrying value, consistent with our goal of achieving liquidity for a private investment in a secondary sale.

Direct Private Equity. Overall, Direct Private Equity was a negative contributor to performance, primarily due to fair valuation mark-downs in early 2025, as opposed to negative realizations within the portfolio. The asset class as a whole has struggled to recover from private market discontinuities brought on by the demise of Silicon Valley Bank in 2023. In our view, higher-for-longer rates, previous sky-high valuations, and the narrowing of the IPO window has not helped.

Direct Private Equity portfolio companies that were positive contributors, largely due to strong underlying fundamental performance, include Clear Street, a technology-first prime broker employing a scalable, open architecture platform, that delivers greater functionality and flexibility than the legacy, closed platforms of its competitors, and Nurture Life, a company that provides a direct-to-consumer, ready-to-eat, nutritious meal solution for kids aged 0-12.

Direct Private Equity underperformers for the Fiscal Year were largely software-focused holdings impacted by the adoption of AI. GoSite recently rebranded as Home Service Champ after COVID-fueled demand proved unsustainable as well-capitalized competitors flooded the zone, directly targeting their small business customers with AI-based products. AlwaysAI is a technology leader in enabling AI-driven vision applications focused on mining and industrial applications. In our view, the business has struggled to overcome consumers’ lack of sophistication in applying AI to real-world applications and the extended sales cycles that result.

Real Estate. In total, Real Estate was a negative contributor to performance, due to fair valuation marks moving down with increased economic concerns, early holding sales consistent with our asset realization plan, and specific transactions related to several holdings. Positive contributors included Preservation REIT (affordable housing) and Northstar Healthcare Income (senior housing). On the other hand, another of the Fund’s healthcare REITs involved in outpatient care and senior housing, National Healthcare Properties (formerly known as Healthcare Trust), was a detractor.

Consistent with our asset rationalization plan and our intention to reduce overall real estate exposure within the portfolio, the secondary sale of a substantial portion of the Fund’s interest in Clarion Lion Industrial Trust (roughly 80%) negatively impacted performance. Even though the Fund’s interests were sold at a substantial realized gain to the Fund, we believe the secondary sale detracted from Fund performance since the interests were sold at a discount to carrying value in the secondary market (similar to the process undertaken with Ovation, described above). Over its life in the Fund, this investment has performed extremely well, posting an approximate 15.9% annualized return over the last 10 years, as of Fiscal Year end.

Hedged Strategies. The performance star of the portfolio for the Fiscal Year was the Hedged Strategies allocation. Most of this allocation is invested with what we call our Validex Dynamic Alpha strategy (“Dynamic Alpha”) that deploys in three underlying strategies – hedged, buffered and concentrated. In addition, tactically, there are allocations to market hedges, cash equivalents, and pledged securities to enable options trading. They all contributed positive returns for the Fiscal Year, with Dynamic Alpha the leader by a wide margin — generating a 33% gross total return in DMA’s portfolio while offering significant downside protection (roughly 30% downside capture) during the Fiscal Year. We believe that Dynamic Alpha will continue to sweep in the incremental liquidity realized from illiquid portfolio rationalization.

Destra Multi-Alternative Fund
Manager’s Commentary (unaudited) (continued)

In the Hedged Alpha sub-strategy, we opportunistically harvested gains after strong market runs in dividend stocks and long options positions. During market pullbacks, we took gains in covered calls, selectively repositioned long option trades, and deliberately added back exposure. In Buffered Alpha we took advantage of bouts of volatility to lock-in gains on existing market-linked notes and reset exposure on better terms and at lower levels for underliers. Finally, in Concentrated Alpha we adjusted the portfolio periodically to reflect market conditions that impacted stock-specific fundamental growth theses.

Roughly at the start of the Fiscal Year we made the decision to incorporate researched stocks as part of the allocation to margin collateral (used to support options trading) — these positions also contributed positively during the Fiscal Year. Our view was that individual stocks could generate more return than cash, even though yields on cash had increased meaningfully. So far, this has turned out to be true in most cases.

Cash equivalents, again mostly collateral to support option margin, generated roughly 5.1% yield over the Fiscal Year. Additionally, market hedges utilized primarily to reduce volatility were positive but contributed the least to performance during the Fiscal Year. The positive contribution was backloaded near the end of the Fiscal Year with increases in equity and bond volatility.

Portfolio Positioning

We have always believed that our approach is a unique one in the closed-end fund space — a blend of public (liquid) and private (illiquid) investments that leverage a single, core research process to identify both non-correlated income and asymmetric growth opportunities while seeking returns from capital appreciation and income.

That said, we are on record for several years now flagging the relatively unattractive risk/reward profiles of many private investments. David Swensen, who famously led the Yale Endowment and pioneered the endowment model, for many years argued that investors could achieve better returns by tying up capital for longer periods, particularly when few others were willing to do so. We believe that for a time, this was certainly true. Today, however, as this approach has gained popularity, our view is that investors have been “paying up” for illiquidity, thereby accepting lower returns. In essence, we believe that the illiquidity premium has disappeared and has instead become a cost — a trade-off of potential upside for peace of mind at a high price.

Moving away from private vehicles with unattractive structures and meager illiquidity premiums has been one of the most significant strategic shifts we’ve made in favor of public over private investments in recent years. Intelligently transforming the portfolio from opaque, illiquid securities to transparent, liquid ones has been one of our highest priorities. And, while this is still an ongoing process, we believe that we have made considerable progress in accomplishing this objective — at the start of 2024, roughly 70% of the Fund’s portfolio was invested in private/illiquid securities, whereas at Fiscal Year-end that is roughly 60%.

However, we believe it is crucial to recognize that not all illiquid investments are created equal — for instance, our view is that active secondary markets can lead to eventual alpha generation under the right circumstances. For the Fund, we are focused on three specific areas: Alternative Credit, Real Estate, and Direct Private Equity; strategies that we believe both leverage existing expertise and most consistently align with Fund objectives.

Alternative Credit. Based upon previous large commitments, we expect the Fund to continue to maintain a healthy allocation to CLOs, which have provided consistent income generation and attractive cash-on-cash yields in the 16-20% range.

Real Estate. The Fund maintains a meaningful allocation to real estate, consistent with its 25% investment mandate. That being said, we believe the risk versus reward tradeoff in real estate has not been attractive over the last 3-5 calendar years, and as a result, we have been significantly reducing private real estate exposure over this time period.

Direct Private Equity. Our focus has been on earlier stage opportunities that we believe can deliver significant upside value creation in the next several years and where our direct involvement can have a meaningful positive impact on the portfolio company’s growth trajectory. While we still think there can be value in private market opportunities, given the Fund’s term, the opportunity set going forward is extremely limited.

Hedged Strategies. And finally, we close with our Hedged Strategies position, which we believe holds the most potential for the Fund as we look to the future. Today, our view is that liquidity is mispriced and has much greater value in an uncertain world. As such, we currently expect to allocate incremental liquidity towards our proprietary Validex Dynamic Alpha strategy. This combination of three low-correlating strategies seeks to dynamically deliver excess alpha while managing downside risk. Our view is that Hedged Alpha generates enhanced dividend income to buy options in high-growth companies. Buffered Alpha employs custom-designed market-linked notes to provide exposure to researched stocks with downside protection. Finally, Concentrated Alpha, deploys a 10-stock best ideas portfolio to amplify upside. Collectively, we believe this will be the driver of opportunity for the Fund going forward.

Destra Multi-Alternative Fund
Manager’s Commentary (unaudited) (continued)

Conclusion

We have just experienced a significant bout of volatility – in our view, one of the quickest corrections (some would say bear market) in history and one of the fastest recoveries to previous levels, although not to previous highs. Through this, we continue to work towards our goal of transforming the portfolio, increasing transparency, and enhancing income. The timing, magnitude and value realization will depend on how markets behave with respect to the issues outlined above. At the same time, we continue to increase the assets allocated to Hedged Strategies, managed with the Validex Dynamic Alpha process, which we hope will more meaningfully contribute to Fund performance as its weight increases. We remain committed to navigating these complexities with discipline and foresight, focusing on investment objectives while remaining attentive to emerging risks and opportunities.

Destra Multi-Alternative Fund
Performance and Graphical Illustration
As of March 31, 2025 (unaudited)

Fund / Indexes	1 Year	3 year Average Annual	5 year Average Annual	10 year Average Annual
Destra Multi-Alternative Fund*	-5.75%	-1.94%	1.22%	0.36%
Bloomberg U.S. Aggregate Bond Index	4.88%	0.52%	-0.40%	1.46%
S&P 500 Total Return Index	8.25%	9.06%	18.59%	12.50%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. For performance information current to the most recent month-end, please call Destra Capital at 877-855-3434.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Growth of an Assumed $10,000 Investment

Value as of 3/31/25
$36,000
$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
Bloomberg U.S. Aggregate Bond Index
S&P 500 Total Return Index
Destra Multi-Alternative Fund
$32,482
$11,564
$10,366
Mar-15
Sep-15
Mar-16
Sep-16
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21
Mar-22
Sep-22
Mar-23
Sep-23
Mar-24
Sep-24
Mar-25

This graph illustrates the hypothetical investment of $10,000 in the Fund*, Common shares, from March 31, 2015 to March 31, 2025. The Average Annual and Cumulative Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on January 13, 2022 under NYSE ticker symbol “DMA.” To facilitate the listing of the Fund’s shares on the NYSE, the Fund redesignated its Class A, Class C and Class T shares as Class I shares and eliminated all share class designations. Consequently, the Fund’s shares are now referred to as shares of beneficial interest or common shares. Performance represents Class I from March 31, 2015 through January 12, 2022 and Common share performance thereafter.

Destra Multi-Alternative Fund
Schedule of Investments
As of March 31, 2025

Shares/ Contracts/ Principal		Fair Value
	COMMON STOCKS – 17.9%
	AEROSPACE & DEFENSE – 0.5%
1,000	Northrop Grumman Corp.	$512,010

	APPAREL & TEXTILE PRODUCTS – 0.4%
5,734	NIKE, Inc., Class B	363,994

	BANKS – 0.8%
9,400	Bank of America Corp.	392,262
2,174	PNC Financial Services Group, Inc.	382,124
		774,386
	BIOTECHNOLOGY – 0.5%
2,100	Corteva, Inc.	132,153
13,708	Viking Therapeutics, Inc.(1)	331,048
		463,201
	CHEMICALS – 0.1%
500	Ecolab, Inc.	126,760

	COMMERCIAL SERVICES – 0.5%
4,778	Affirm Holdings, Inc.(1)	215,918
4,807	Block, Inc.(1)	261,164
		477,082
	COMPUTERS – 0.1%
1,600	Cognizant Technology Solutions Corp., Class A	122,400

	DIVERSIFIED FINANCIAL SERVICES – 1.2%
1,500	American Express Co.	403,575
1,229	Goldman Sachs Group, Inc.	671,390
		1,074,965
	ELECTRIC – 1.0%
6,800	Carrier Global Corp.	431,120
7,227	NextEra Energy, Corp.	512,322
		943,442
	FOOD – 0.2%
500	McDonald’s Corp.	156,185

	HEALTH CARE – PRODUCTS – 0.3%
1,783	Natera, Inc.(1)	252,134

	INSURANCE – 0.1%
1,600	MetLife, Inc.	128,464

	INTERNET – 3.0%
6,398	Amazon.com, Inc.(1)(2)	1,217,283
2,237	Meta Platforms, Inc., Class A(2)	1,289,317
2,510	Shopify, Inc., Class A(1)	239,655
		2,746,255
Shares/ Contracts/ Principal		Fair Value
	COMMON STOCKS (continued)
	LEISURE PRODUCTS – 0.4%
687	Axon Enterprise, Inc.(1)	$361,328

	MACHINERY: DIVERSIFIED – 0.2%
300	Deere and Co.	140,805

	MISCELLANEOUS MANUFACTURING – 0.4%
594	Parker-Hannifin Corp.	361,063

	OIL & GAS – 0.5%
3,200	EOG Resources, Inc.	410,368

	OIL & GAS PRODUCERS – 1.0%
2,454	Diamondback Energy, Inc.	392,346
3,342	Marathon Petroleum Corp.	486,896
		879,242
	PHARMACEUTICALS – 0.9%
3,175	AbbVie, Inc.	665,226
980	Cardinal Health, Inc.	135,015
		800,241
	RETAIL – 0.5%
3,471	TJX Companies, Inc.	422,768

	SEMICONDUCTORS – 0.9%
1,963	Analog Devices, Inc.	395,878
2,515	Broadcom, Inc.	421,087
		816,965
	SOFTWARE – 1.8%
5,698	Gitlab, Inc., Class A(1)	267,806
2,000	Microsoft Corp.	750,780
1,588	Snowflake, Corp., Class A(1)	232,102
1,884	Zscaler, Inc.(1)	373,823
		1,624,511
	TECHNOLOGY HARDWARE – 0.7%
2,100	Cisco Systems, Inc.	129,591
10,386	Corning, Inc.	475,471
		605,062
	TECHNOLOGY SERVICES – 0.3%
1,627	Coinbase Global, Inc., Class A(1)	280,218

	TELECOMMUNICATIONS – 0.5%
1,710	T-Mobile US, Inc.	456,074

	TRANSPORTATION – 1.1%
1,517	Cummins, Inc.	475,488
2,193	Union Pacific Corp.	518,075
		993,563
	TOTAL COMMON STOCKS (Cost $17,349,710)	16,293,486

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Schedule of Investments (continued)
As of March 31, 2025

Shares/ Contracts/ Principal		Fair Value
	PRIVATE COMPANIES – 20.3%
950,000	AlwaysAI, Inc., Convertible Debt(3),(4) Coupon Rate: 8.00% Maturity: 05/31/26	$950,000
2,000,000	AlwaysAI, Inc., Convertible Debt(3),(4) Coupon Rate:8.00% Maturity: 09/29/25	2,000,000
254,113	AlwaysAI, Inc., Series A-1 Preferred Stock(1),(3),(4)	767,231
490,767	AlwaysAI, Inc., Series B Preferred Stock(1),(3),(4)	1,698,549
300,000	AlwaysAI – Senior Secured Promissory Note(3),(4) Coupon Rate: 12.00% Maturity: 08/14/25	300,000
179,641	Clear Street Group, Inc., Series B-1 Preferred Stock(1),(3),(4)	2,095,000
332,938	Copia Wealth Studios Common Shares(1),(3),(4)	676,748
1,064,396	Copia Wealth Studios Series Seed-2 Preferred Shares(1),(3),(4)	3,059,715
23,723	Eat Just, Inc., Series F Common Stock(1),(3),(4)	437,689
270,367	Home Services Champ, Inc., Common Stock (formerly GOSITE, Inc., Series A-1 Common Stock)(1),(3),(4)	1,209,599
497,216	Iridia, Inc., Series A-3 Preferred Stock(1),(3),(4)	772,027
937,500	Iridia, Inc., Convertible Debt(3),(4) Coupon Rate: 8.00% Maturity: 12/12/27	997,829
302,525	Nurture Life, Inc., Series B-1 Preferred Stock(1),(3),(4)	499,933
2,085,412	Nurture Life, Inc., Series B-2 Preferred Stock(1),(3),(4)	2,993,856
	TOTAL PRIVATE COMPANIES (Cost $17,367,014)	18,458,176

	REAL ESTATE INVESTMENT TRUSTS – 22.3%
	LISTED REAL ESTATE INVESTMENT TRUSTS – 7.3%
2,645	American Tower Corp., A	575,552
2,435	AvalonBay Communities, Inc.	522,600
6,538	Digital Realty Trust, Inc.	936,830
700	Equinix, Inc.	570,745
27,325	Invitation Homes, Inc.	952,276
5,000	Prologis, Inc.	558,950
12,131	Rexford Industrial Realty, Inc.	474,929
29,443	VICI Properties, Inc.	960,430
7,189	Welltower, Inc.	1,101,426
	TOTAL LISTED REAL ESTATE INVESTMENT TRUST	6,653,738
Shares/ Contracts/ Principal		Fair Value
	REAL ESTATE INVESTMENT TRUSTS (continued)
	NON-LISTED REAL ESTATE INVESTMENT TRUSTS – 6.7%
86,203	National Healthcare Properties, Inc. (formerly Healthcare Trust, Inc., Common Stock)., Common Stock(1),(3),(4)*	$2,906,649
1,061,081	NorthStar Healthcare Income, Inc., Common Stock(1),(3),(4)*	3,215,076
	TOTAL NON-LISTED REAL ESTATE INVESTMENT TRUSTS	6,121,725

	PRIVATE REAL ESTATE INVESTMENT TRUSTS – 8.3%
715,000	Aventine Property Group, Inc., Common Stock(3),(4)	5,162,300
715,000	Treehouse Real Estate Investment Trust, Inc., Common Stock(1),(3),(4)	2,345,200
	TOTAL PRIVATE REAL ESTATE INVESTMENT TRUST	7,507,500
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $32,019,095)	20,282,963

	ALTERNATIVE INVESTMENT FUNDS – 36.3%
250	Arboretum Core Asset Fund, L.P.(4),(5)	2,146,179
—	Canyon CLO Fund II L.P.(4),(5),(6)	7,500,108
—	Canyon CLO Fund III Cayman Ltd(4),(5),(6)	15,915,321
517	Clarion Lion Industrial Trust(4),(5)	1,911,290
159	Preservation REIT 1, Inc.(1),(4),(5)	5,610,356
	TOTAL ALTERNATIVE INVESTMENT FUNDS (Cost $24,973,282)	33,083,254

	EXCHANGE-TRADED FUNDS – 3.4%
	FIXED INCOME – 3.4%
42,305	Janus Henderson AAA CLO ETF	2,145,287
20,500	Janus Henderson B-BBB CLO ETF	997,735
		3,143,022
	TOTAL EXCHANGE-TRADED FUNDS (Cost $3,161,472)	3,143,022

	MEDIUM TERM NOTES – 6.4%
	DIVERSIFIED FINANCIAL SERVICES – 6.4%
1,750,000	BNP Paribas S.A.(3),(4) Coupon Rate: 0.00% Maturity: 03/08/27	1,750,000
1,750,000	BNP Paribas S.A.(3),(4) Coupon Rate: 0.00% Maturity: 03/08/27	1,750,000
2,000,000	Goldman Sachs Finance Corp.(3),(4) Coupon Rate: 0.00% Maturity: 06/24/27	2,303,000
	TOTAL MEDIUM TERM NOTES (Cost $5,500,000)	5,803,000

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Schedule of Investments (continued)
As of March 31, 2025

Shares/ Contracts/ Principal		Fair Value
	WARRANTS – 0.6%
	FOOD – 0.6%
878,570	Nurture Life, Inc.(1),(3),(4) Maturity: 12/24/32	$524,217

	SOFTWARE – 0.0%(7)
1	AlwaysAI, Inc.(1),(3),(4) Maturity: 09/29/33	—
	TOTAL WARRANTS (Cost $–)	524,217

	CONTINGENT VALUE RIGHTS – 0.3%
	PHARMACEUTICALS – 0.0%(7)
142,000	Bristol-Myers Squibb Co.(1),(3) Maturity: 03/31/21	—

	REAL ESTATE – 0.3%
456,540	Hospitality Investors Trust, Inc.(1),(3),(4)* Maturity: 06/29/26	241,226
579,536	Ready Capital Corp.(1),(3),(4)* Maturity: 03/16/25	—
		241,226
	TOTAL CONTINGENT VALUE RIGHTS (Cost $9,395,583)	241,226

	SHORT-TERM INVESTMENTS – 9.1%
	MONEY MARKET FUNDS – 9.1%
8,271,027	Fidelity Investments Money Market Government Portfolio, Class I, 4.20% (Cost $8,271,027)(2),(8)	8,271,027

	PURCHASED OPTIONS CONTRACTS* – 2.2%
	CALL OPTIONS – 2.2%
31	AbbVie, Inc. Exercise Price: $230 Notional Value: $713,000 Expiration Date: 04/17/2025(1)	434
9	Adobe, Inc. Exercise Price: $615 Notional Value: $553,500 Expiration Date: 08/15/2025(1)	729
6	Adobe, Inc. Exercise Price: $670 Notional Value: $402,000 Expiration Date: 08/15/2025(1)	459
12	Adobe, Inc. Exercise Price: $590 Notional Value: $708,000 Expiration Date: 09/19/2025(1)	1,710
9	Adobe, Inc. Exercise Price: $460 Notional Value: $414,000 Expiration Date: 03/20/2026(1)	23,850
Shares/ Contracts/ Principal		Fair Value
	PURCHASED OPTIONS CONTRACTS* (continued)
	CALL OPTIONS (continued)
8	Adobe, Inc. Exercise Price: $500 Notional Value: $400,000 Expiration Date: 03/20/2026(1)	$15,720
15	Advanced Micro Devices, Inc. Exercise Price: $165 Notional Value: $247,500 Expiration Date: 06/20/2025(1)	420
37	Advanced Micro Devices, Inc. Exercise Price: $140 Notional Value: $518,000 Expiration Date: 07/18/2025(1)	5,180
37	Advanced Micro Devices, Inc. Exercise Price: $160 Notional Value: $592,000 Expiration Date: 07/18/2025(1)	1,961
30	Advanced Micro Devices, Inc. Exercise Price: $175 Notional Value: $525,000 Expiration Date: 09/19/2025(1)	2,670
24	Advanced Micro Devices, Inc. Exercise Price: $195 Notional Value: $468,000 Expiration Date: 09/19/2025(1)	1,296
27	Advanced Micro Devices, Inc. Exercise Price: $120 Notional Value: $324,000 Expiration Date: 12/19/2025(1)	27,945
54	AeroVironment, Inc. Exercise Price: $250 Notional Value: $1,350,000 Expiration Date: 06/20/2025(1)	1,350
31	AeroVironment, Inc. Exercise Price: $200 Notional Value: $620,000 Expiration Date: 01/16/2026(1)	16,275
18	AeroVironment, Inc. Exercise Price: $250 Notional Value: $450,000 Expiration Date: 01/16/2026(1)	3,780
52	Affirm Holdings, Inc. Exercise Price: $60 Notional Value: $312,000 Expiration Date: 09/19/2025(1)	28,340
35	Affirm Holdings, Inc. Exercise Price: $90 Notional Value: $315,000 Expiration Date: 09/19/2025(1)	4,463
7	AppLovin Corp. Exercise Price: $420 Notional Value: $294,000 Expiration Date: 11/21/2025(1)	17,360
6	ASML Holding N.V. Exercise Price: $1,120 Notional Value: $672,000 Expiration Date: 06/20/2025(1)	465

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Schedule of Investments (continued)
As of March 31, 2025

Shares/ Contracts/ Principal		Fair Value
	PURCHASED OPTIONS CONTRACTS* (continued)
	CALL OPTIONS (continued)
8	Axon Enterprise, Inc. Exercise Price: $720 Notional Value: $576,000 Expiration Date: 06/20/2025(1)	$4,400
7	Axon Enterprise, Inc. Exercise Price: $630 Notional Value: $441,000 Expiration Date: 09/19/2025(1)	26,460
10	Axon Enterprise, Inc. Exercise Price: $780 Notional Value: $780,000 Expiration Date: 09/19/2025(1)	11,450
5	Axon Enterprise, Inc. Exercise Price: $620 Notional Value: $310,000 Expiration Date: 01/16/2026(1)	30,825
5	Axon Enterprise, Inc. Exercise Price: $640 Notional Value: $320,000 Expiration Date: 03/20/2026(1)	32,900
56	Block, Inc. Exercise Price: $110 Notional Value: $616,000 Expiration Date: 06/20/2025(1)	504
91	Block, Inc. Exercise Price: $100 Notional Value: $910,000 Expiration Date: 09/19/2025(1)	3,640
50	Block, Inc. Exercise Price: $73 Notional Value: $365,000 Expiration Date: 01/16/2026(1)	24,875
13	Broadcom, Inc. Exercise Price: $230 Notional Value: $299,000 Expiration Date: 04/17/2025(1)	65
13	Broadcom, Inc. Exercise Price: $210 Notional Value: $273,000 Expiration Date: 05/16/2025(1)	1,287
68	Carrier Global Corp. Exercise Price: $75 Notional Value: $510,000 Expiration Date: 04/17/2025(1)	850
58	Cava Group, Inc. Exercise Price: $145 Notional Value: $841,000 Expiration Date: 09/19/2025(1)	11,861
52	Cava Group, Inc. Exercise Price: $160 Notional Value: $832,000 Expiration Date: 09/19/2025(1)	6,500
Shares/ Contracts/ Principal		Fair Value
	PURCHASED OPTIONS CONTRACTS* (continued)
	CALL OPTIONS (continued)
39	Cava Group, Inc. Exercise Price: $120 Notional Value: $468,000 Expiration Date: 01/16/2026(1)	$28,860
71	Chipotle Mexican Grill, Inc. Exercise Price: $55 Notional Value: $390,500 Expiration Date: 01/16/2026(1)	34,080
73	Chipotle Mexican Grill, Inc. Exercise Price: $55 Notional Value: $401,500 Expiration Date: 03/20/2026(1)	40,515
20	Coinbase Global, Inc. Exercise Price: $340 Notional Value: $680,000 Expiration Date: 09/19/2025(1)	7,400
15	Coinbase Global, Inc. Exercise Price: $230 Notional Value: $345,000 Expiration Date: 12/19/2025(1)	34,320
12	Coinbase Global, Inc. Exercise Price: $250 Notional Value: $300,000 Expiration Date: 12/19/2025(1)	23,424
9	Crowdstrike Holdings, Inc. Exercise Price: $400 Notional Value: $360,000 Expiration Date: 11/21/2025(1)	32,373
8	Crowdstrike Holdings, Inc. Exercise Price: $410 Notional Value: $328,000 Expiration Date: 11/21/2025(1)	27,760
17	Crowdstrike Holdings, Inc. Exercise Price: $530 Notional Value: $901,000 Expiration Date: 11/21/2025(1)	18,870
15	Cummins, Inc. Exercise Price: $350 Notional Value: $525,000 Expiration Date: 04/17/2025(1)	1,013
9	Deere & Co. Exercise Price: $560 Notional Value: $504,000 Expiration Date: 04/04/2025(1)	180
4	Eli Lilly & Co. Exercise Price: $920 Notional Value: $368,000 Expiration Date: 03/20/2026(1)	32,460
16	Flutter Entertainment plc Exercise Price: $300 Notional Value: $480,000 Expiration Date: 01/16/2026(1)	14,080
14	Flutter Entertainment PLC Exercise Price: $270 Notional Value: $378,000 Expiration Date: 01/16/2026(1)	21,910

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Schedule of Investments (continued)
As of March 31, 2025

Shares/ Contracts/ Principal		Fair Value
	PURCHASED OPTIONS CONTRACTS* (continued)
	CALL OPTIONS (continued)
103	Gitlab, Inc. Exercise Price: $85 Notional Value: $875,500 Expiration Date: 09/19/2025(1)	$5,459
65	Gitlab, Inc. Exercise Price: $60 Notional Value: $390,000 Expiration Date: 10/17/2025(1)	24,700
52	Gitlab, Inc. Exercise Price: $63 Notional Value: $327,600 Expiration Date: 01/16/2026(1)	25,480
18	Guidewire Software, Inc. Exercise Price: $220 Notional Value: $396,000 Expiration Date: 12/19/2025(1)	25,902
28	Guidewire Software, Inc. Exercise Price: $240 Notional Value: $672,000 Expiration Date: 12/19/2025(1)	24,360
27	Howmet Aerospace, Inc. Exercise Price: $145 Notional Value: $391,500 Expiration Date: 01/16/2026(1)	34,290
6	HubSpot, Inc. Exercise Price: $830 Notional Value: $498,000 Expiration Date: 12/19/2025(1)	10,080
5	HubSpot, Inc. Exercise Price: $700 Notional Value: $350,000 Expiration Date: 01/16/2026(1)	20,650
5	HubSpot, Inc. Exercise Price: $820 Notional Value: $410,000 Expiration Date: 01/16/2026(1)	9,825
5	HubSpot, Inc. Exercise Price: $840 Notional Value: $420,000 Expiration Date: 01/16/2026(1)	8,550
5	HubSpot, Inc. Exercise Price: $700 Notional Value: $350,000 Expiration Date: 03/20/2026(1)	25,800
233	iShares Silver Trust Exercise Price: $34 Notional Value: $792,200 Expiration Date: 08/15/2025(1)	22,601
33	Marathon Petroleum Corp. Exercise Price: $165 Notional Value: $544,500 Expiration Date: 04/17/2025(1)	627
49	Marvell Technology, Inc. Exercise Price: $130 Notional Value: $637,000 Expiration Date: 06/20/2025(1)	49
Shares/ Contracts/ Principal		Fair Value
	PURCHASED OPTIONS CONTRACTS* (continued)
	CALL OPTIONS (continued)
24	Marvell Technology, Inc. Exercise Price: $140 Notional Value: $336,000 Expiration Date: 06/20/2025(1)	$252
7	Meta Platforms, Inc. Exercise Price: $710 Notional Value: $497,000 Expiration Date: 01/16/2026(1)	25,375
7	Meta Platforms, Inc. Exercise Price: $690 Notional Value: $483,000 Expiration Date: 03/20/2026(1)	35,875
20	Microsoft Corp. Exercise Price: $430 Notional Value: $860,000 Expiration Date: 04/17/2025(1)	220
20	Natera, Inc. Exercise Price: $175 Notional Value: $350,000 Expiration Date: 10/17/2025(1)	24,900
19	Natera, Inc. Exercise Price: $185 Notional Value: $351,500 Expiration Date: 12/19/2025(1)	25,650
3	Netflix, Inc. Exercise Price: $1,050 Notional Value: $315,000 Expiration Date: 01/16/2026(1)	24,261
4	Netflix, Inc. Exercise Price: $1,050 Notional Value: $420,000 Expiration Date: 03/20/2026(1)	38,328
5	Netflix, Inc. Exercise Price: $1,160 Notional Value: $580,000 Expiration Date: 03/20/2026(1)	36,688
72	NextEra Energy, Inc. Exercise Price: $85 Notional Value: $612,000 Expiration Date: 04/25/2025(1)	1,656
57	NIKE, Inc. Exercise Price: $85 Notional Value: $484,500 Expiration Date: 04/17/2025(1)	171
34	NVIDIA Corp. Exercise Price: $170 Notional Value: $578,000 Expiration Date: 09/19/2025(1)	6,052
28	NVIDIA Corp. Exercise Price: $175 Notional Value: $490,000 Expiration Date: 09/19/2025(1)	4,256
28	NVIDIA Corp. Exercise Price: $180 Notional Value: $504,000 Expiration Date: 09/19/2025(1)	3,724

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Schedule of Investments (continued)
As of March 31, 2025

Shares/ Contracts/ Principal		Fair Value
	PURCHASED OPTIONS CONTRACTS* (continued)
	CALL OPTIONS (continued)
42	NVIDIA Corp. Exercise Price: $155 Notional Value: $651,000 Expiration Date: 11/21/2025(1)	$19,740
29	Palantir Technologies, Inc. Exercise Price: $115 Notional Value: $333,500 Expiration Date: 11/21/2025(1)	29,725
30	Palo Alto Networks, Inc. Exercise Price: $225 Notional Value: $675,000 Expiration Date: 09/19/2025(1)	11,850
63	PayPal Holdings, Inc. Exercise Price: $95 Notional Value: $598,500 Expiration Date: 09/19/2025(1)	4,095
100	Pinterest, Inc. Exercise Price: $47 Notional Value: $470,000 Expiration Date: 01/16/2026(1)	12,500
100	Pinterest, Inc. Exercise Price: $40 Notional Value: $400,000 Expiration Date: 03/20/2026(1)	27,800
19	Reddit, Inc. Exercise Price: $150 Notional Value: $285,000 Expiration Date: 11/21/2025(1)	26,847
18	Reddit, Inc. Exercise Price: $175 Notional Value: $315,000 Expiration Date: 11/21/2025(1)	17,370
18	Reddit, Inc. Exercise Price: $210 Notional Value: $378,000 Expiration Date: 11/21/2025(1)	10,755
59	Robinhood Markets, Inc. Exercise Price: $55 Notional Value: $324,500 Expiration Date: 11/21/2025(1)	32,509
21	Salesforce, Inc. Exercise Price: $380 Notional Value: $798,000 Expiration Date: 09/19/2025(1)	4,620
20	Salesforce, Inc. Exercise Price: $390 Notional Value: $780,000 Expiration Date: 01/16/2026(1)	10,020
15	Salesforce, Inc. Exercise Price: $350 Notional Value: $525,000 Expiration Date: 03/20/2026(1)	21,000
32	Shift4 Payments, Inc. Exercise Price: $100 Notional Value: $320,000 Expiration Date: 01/16/2026(1)	24,640
Shares/ Contracts/ Principal		Fair Value
	PURCHASED OPTIONS CONTRACTS* (continued)
	CALL OPTIONS (continued)
36	Shift4 Payments, Inc. Exercise Price: $105 Notional Value: $378,000 Expiration Date: 01/16/2026(1)	$23,040
51	Shopify, Inc. Exercise Price: $150 Notional Value: $765,000 Expiration Date: 01/16/2026(1)	26,010
19	Snowflake, Inc. Exercise Price: $185 Notional Value: $351,500 Expiration Date: 12/19/2025(1)	25,802
24	Snowflake, Inc. Exercise Price: $200 Notional Value: $480,000 Expiration Date: 01/16/2026(1)	26,400
125	Structure Therapeutics, Inc. Exercise Price: $50 Notional Value: $625,000 Expiration Date: 04/17/2025(1)	938
52	Take-Two Interactive Software,Inc. Exercise Price: $250 Notional Value: $1,300,000 Expiration Date: 01/16/2026(1)	63,439
21	Take-Two Interactive Software, Inc. Exercise Price: $240 Notional Value: $504,000 Expiration Date: 03/20/2026(1)	37,695
9	Tesla, Inc. Exercise Price: $400 Notional Value: $360,000 Expiration Date: 11/21/2025(1)	17,586
15	Tesla, Inc. Exercise Price: $430 Notional Value: $645,000 Expiration Date: 11/21/2025(1)	23,550
17	T-Mobile US, Inc. Exercise Price: $290 Notional Value: $493,000 Expiration Date: 04/17/2025(1)	655
26	Trade Desk, Inc. (The) Exercise Price: $140 Notional Value: $364,000 Expiration Date: 07/18/2025(1)	689
46	Trade Desk, Inc. (The) Exercise Price: $150 Notional Value: $690,000 Expiration Date: 07/18/2025(1)	1,127
86	Trade Desk, Inc. (The) Exercise Price: $150 Notional Value: $1,290,000 Expiration Date: 09/19/2025(1)	1,290

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Schedule of Investments (continued)
As of March 31, 2025

Shares/ Contracts/ Principal		Fair Value
	PURCHASED OPTIONS CONTRACTS* (continued)
	CALL OPTIONS (continued)
75	Uber Technologies, Inc. Exercise Price: $95 Notional Value: $712,500 Expiration Date: 09/19/2025(1)	$15,525
88	Uber Technologies, Inc. Exercise Price: $90 Notional Value: $792,000 Expiration Date: 01/16/2026(1)	47,256
7	Ulta Beauty, Inc. Exercise Price: $430 Notional Value: $301,000 Expiration Date: 06/20/2025(1)	4,935
8	Ulta Beauty, Inc. Exercise Price: $450 Notional Value: $360,000 Expiration Date: 06/20/2025(1)	3,080
100	Utilities Select Sector SPDR Fund Exercise Price: $86 Notional Value: $860,000 Expiration Date: 06/20/2025(1)	5,050
10	Vertex Pharmaceuticals, Inc. Exercise Price: $540 Notional Value: $540,000 Expiration Date: 03/20/2026(1)	42,000
6	Vertex Pharmaceuticals, Inc. Exercise Price: $580 Notional Value: $348,000 Expiration Date: 06/18/2026(1)	23,460
20	Vertiv Holdings Co. Exercise Price: $150 Notional Value: $300,000 Expiration Date: 06/20/2025(1)	700
30	Vertiv Holdings Co. Exercise Price: $100 Notional Value: $300,000 Expiration Date: 09/19/2025(1)	15,600
66	Vertiv Holdings Co. Exercise Price: $140 Notional Value: $924,000 Expiration Date: 09/19/2025(1)	8,778
35	Viking Therapeutics, Inc. Exercise Price: $100 Notional Value: $350,000 Expiration Date: 05/16/2025(1)	210
45	Viking Therapeutics, Inc. Exercise Price: $105 Notional Value: $472,500 Expiration Date: 05/16/2025(1)	3,038
20	Wix.com Ltd. Exercise Price: $270 Notional Value: $540,000 Expiration Date: 11/21/2025(1)	10,800
31	Wix.com Ltd. Exercise Price: $250 Notional Value: $775,000 Expiration Date: 01/16/2026(1)	22,475
Shares/ Contracts/ Principal		Fair Value
	PURCHASED OPTIONS CONTRACTS* (continued)
	CALL OPTIONS (continued)
36	Zscaler, Inc. Exercise Price: $240 Notional Value: $864,000 Expiration Date: 09/19/2025(1)	$41,220
44	Zscaler, Inc. Exercise Price: $250 Notional Value: $1,100,000 Expiration Date: 09/19/2025(1)	39,380
30	Zscaler, Inc. Exercise Price: $250 Notional Value: $750,000 Expiration Date: 01/16/2026(1)	47,849
17	Zscaler, Inc. Exercise Price: $240 Notional Value: $408,000 Expiration Date: 03/20/2026(1)	38,122
	TOTAL CALL OPTIONS PURCHASED (Cost – $4,990,347)	1,964,220

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost – $4,990,347)	1,964,220

	TOTAL INVESTMENTS – 118.8% (Cost $123,027,530)	$108,064,591
	LIABILITIES IN EXCESS OF OTHER ASSETS – (18.8)%	(17,071,792)
	NET ASSETS – 100.0%	$90,992,799

	WRITTEN OPTION CONTRACTS* – (0.1)%
	CALL OPTIONS – (0.1)%
23	AbbVie, Inc. Exercise Price: $180 Notional Value: $414,000 Expiration Date: 04/17/2025(1)	(67,782)
26	Broadcom, Inc. Exercise Price: $190 Notional Value: $494,000 Expiration Date: 05/16/2025(1)	(9,230)
15	Cummins, Inc. Exercise Price: $350 Notional Value: $525,000 Expiration Date: 06/20/2025(1)	(6,638)
33	Marathon Petroleum Corp. Exercise Price: $147 Notional Value: $485,100 Expiration Date: 04/25/2025(1)	(14,025)
72	NextEra Energy, Inc. Exercise Price: $75 Notional Value: $540,000 Expiration Date: 06/20/2025(1)	(14,400)

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Schedule of Investments (continued)
As of March 31, 2025

Shares/ Contracts/ Principal		Fair Value
	WRITTEN OPTION CONTRACTS* (continued)
	CALL OPTIONS (continued)
17	T-Mobile US, Inc. Exercise Price: $280 Notional Value: $476,000 Expiration Date: 05/16/2025(1)	$(9,434)
	TOTAL CALL OPTIONS (Proceeds – $(67,289))	(121,509)

	TOTAL WRITTEN OPTION CONTRACTS (Proceeds – $(67,289))	(121,509)
Shares/ Contracts/ Principal		Fair Value
	EXCHANGE-TRADED FUNDS SOLD SHORT – (0.6)%
	EQUITY – (0.6)%
(9,800)	ProShares UltraPro QQQ	$(561,540)

	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT – (Proceeds $167,745)	(561,540)
	TOTAL SHORT SECURITIES (Proceeds $(235,034))	$(683,049)

(1)	Non-income producing security.
(2)	All or a portion of this security is held as collateral for securities sold short
(3)	Fair valued using significant unobservable inputs. (See Note 2)
(4)	Restricted investment as to resale. (See Note 2)
(5)	Investments in Alternative Investment Funds are valued using net asset value as a practical expedient. See Note 2 for respective investment strategies, unfunded commitments and redemptive restrictions.
(6)	Alternative investment fund does not issue shares.
(7)	Percentage rounds to less than 0.1%.
(8)	Rate disclosed is the seven day effective yield as of March 31, 2025.
*	All securities are pledged as collateral except for securities identified with a * superscript.

ETF – Exchange-Traded Fund

LP – Limited Partnership

REIT – Real Estate Investment Trusts

SPDR – Standard & Poor’s Depository Receipts

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Schedule of Investments (continued)
As of March 31, 2025

Percentage of Net Assets
Alternative Investment Funds	36.3%
Real Estate Investment Trusts
Private Real Estate Investment Trusts	8.3%
Listed Real Estate Investment Trusts	7.3%
Non-Listed Real Estate Investment Trusts	6.7%
Private Companies	20.3%
Common Stocks
Internet	3.0%
Software	1.8%
Diversified Financial Services	1.2%
Electric	1.0%
Oil & Gas Producers	1.0%
Transportation	1.1%
Semiconductors	0.9%
Banks	0.8%
Pharmaceuticals	0.9%
Biotechnology	0.5%
Technology Hardware	0.7%
Aerospace/Defense	0.5%
Commercial Services	0.5%
Retail	0.5%
Telecommunications	0.5%
Apparel & Textile Products	0.4%
Lesisure Products	0.4%
Miscellaneous Manufacturing	0.4%
Oil & Gas	0.5%
Healthcare-Products	0.3%
Technology Services	0.3%
Food	0.2%
Machinery-Diversified	0.2%
Chemicals	0.1%
Computers	0.1%
Insurance	0.1%
Contingent Value Rights
Real Estate	0.3%
Pharmaceuticals	0.0%
Purchased Options Contracts	2.2%
Warrants	0.6%
Exchange-Traded Funds	3.4%
Medium Term Notes
Diversified Financial Services	6.4%
Short-Term Investments	9.1%
Liabilities in Excess of Other Assets	(18.8)%
Net Assets	100.0%
Written Options Contracts	(0.1)%
Exchange-Traded Funds Sold Short	(0.6)%

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statement of Assets and Liabilities
As of March 31, 2025

Assets:
Investments, at value (cost $118,037,183)	$106,100,371
Purchased options contracts, at value (cost $4,990,347)	1,964,220
Receivables:
Interest	429,260
Dividends	74,675
Investment sold	184,932
Prepaid expenses	47,910
Total assets	108,801,368

Liabilities:
Credit facility, net (see note 6)	11,000,000
Due to broker	4,985,686
Due to custodian	649,835
Securities sold short, at value (proceeds $167,745)	561,540
Written options contracts, at value (premium received $67,289)	121,509
Payables:
Professional fees	177,291
Interest payable	128,682
Management fees (see note 3)	54,366
Accounting and administration fees	37,565
Trustee fees	8,351
Transfer agent fees and expenses	2,499
Custody fees	5,680
Dividends on short sales payable	1,938
Accrued other expenses	73,627
Total liabilities	17,808,569
Commitment and contingencies (see note 2)

Net assets	$90,992,799

Net assets consist of:
Paid-in capital	$98,037,652
Total accumulated deficit	(7,044,853)
Net assets	$90,992,799

Common shares outstanding	8,963,239

Net asset value per common share	$10.15

Market price per common share	$8.48

Market price (discount) to net asset value per common share	$(16.47)%

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statement of Operations
For the year ended March 31, 2025

Investment Income:
Distributions from alternative investment funds	$4,250,127
Dividend income(1)	424,040
Interest income	744,327
Total investment income	5,418,494

Expenses:
Interest expense	2,042,597
Management fee (see note 3)	1,555,079
Professional fees	330,619
Accounting and administration fees	183,037
Service provider fees	115,193
Trustees’ fees (see note 8)	42,428
Chief financial officer fees (see note 8)	31,350
Transfer agent fees and expenses	29,925
Shareholder reporting fees	27,054
Registration fees	24,999
Chief compliance officer fees (see note 8)	21,393
Custody fees	18,361
Dividend on securities sold short	15,820
Insurance expense	14,576
Other expenses	76,577
Total expenses	4,529,008
Service provider fees deferred and reimbursed by adviser (see note 3)	(115,193)
Expenses waived by the adviser (see note 3)	(260,328)
Net expenses	4,153,487
Net investment income	1,265,007

Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	6,908,247
Purchased options contracts	4,394,307
Written options contracts	168,559
Securities sold short	(1,293,912)
Total net realized gain	10,177,201

Net change in unrealized appreciation (depreciation) on:
Investments	(15,225,321)
Purchased options contracts	(2,835,297)
Written options contracts	(486)
Securities sold short	1,097,432
Total net change in unrealized appreciation (depreciation)	(16,963,672)
Net realized and unrealized loss on investments	(6,786,471)
Net decrease in net assets resulting from operations	$(5,521,464)

(1)	Net of foreign withholding taxes of $440.

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statements of Changes in Net Assets

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$1,265,007	$(628,204)
Net realized gain on investments	10,177,201	3,425,081
Net change in unrealized appreciation (depreciation)	(16,963,672)	4,070,247
Net increase (decrease) in net assets resulting from operations	(5,521,464)	6,867,124

Distributions to shareholders:
Common shares	(3,553,028)	—
Total distributions to shareholders	(3,553,028)	—

Return of capital to shareholders
Common shares	—	(1,429,636)
Total return of capital to shareholders	—	(1,429,636)

Total increase (decrease) in net assets	(9,074,492)	5,437,488

Net assets:
Beginning of year	100,067,291	94,629,803
End of year	$90,992,799	$100,067,291

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statement of Cash Flows
For the year ended March 31, 2025

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(5,521,464)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(121,429,624)
Proceeds from purchases of investments sold short	1,652,277
Proceeds from redemptions, sales, or other dispositions of investments	124,182,608
Purchases of investments sold short	(3,462,856)
Net realized (gain) loss on:
Investments	(6,908,247)
Purchased options contracts	(4,394,307)
Written options contracts	(168,559)
Securities sold short	1,293,912
Net change in unrealized (appreciation) depreciation on:
Investments	15,225,321
Purchased options contracts	2,835,297
Written options contracts	486
Securities sold short	(1,097,432)
Changes in operating assets and liabilities
Assets:
Interest	(320,675)
Dividends	391,895
Investments sold	1,359,189
Prepaid expenses	(17,859)
Liabilities:
Management fees	(39,243)
Custody fees	834
Accounting and administration fees	4,246
Investments purchased	(31,903)
Professional fees	45,416
Transfer agent fees and expenses	(4,212)
Trustee fees	8,351
Dividend on short sales payable	1,938
Income tax payable	(89,391)
Interest payable	128,682
Accrued other expenses	65,563
Net cash provided by operating activities	3,710,243

Cash flows from financing activities:
Change in due to broker	3,192,062
Repayments on credit facility	(4,000,000)
Cash distributions paid, net of reinvestments	(3,553,028)
Net cash used in financing activities	(4,360,966)

Net change in cash and cash equivalents
Net increase in cash and cash equivalents	(650,723)
Cash and cash equivalents at beginning of year	888
Cash and cash equivalents at end of year	$(649,835)

Supplemental disclosure of cash activity:
Interest paid on borrowings	$2,042,597

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Financial Highlights
For a share of common stock outstanding throughout the periods indicated.**

	Net asset value beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Distributions to shareholders from return of capital	Total distributions	Net asset value end of period	Total return(2)	Market price, end of period	Market price, return(3)	Gross expenses(4),(5)		Net expenses(4),(5),(6)		Net investment income (loss)(5),(6),(7)	Net assets, end of period (in thousands)	Portfolio turnover rate
Year/Period ended March 31,
2025	$11.16	$0.14	$(0.75)	$(0.61)	$(0.14)	$(0.26)	$—	$(0.40)	$10.15	(5.75)%	$8.48	13.46%	4.44%		4.08	%+	1.24%	$90,993	47%
2024	10.56	(0.07)	0.83	0.76	—	—	(0.16)	(0.16)	11.16	7.29	7.82	33.61	5.12		4.74		(0.65)	100,067	23
2023	12.11	(0.03)	(0.84)	(0.87)	(0.14)	—	(0.54)	(0.68)	10.56	(7.37)	6.02	(25.58)	4.05		3.75		(0.26)	96,350	12
2022*	11.77	0.02	0.38	0.40	(0.01)	—	(0.05)	(0.06)	12.11	3.40	8.90	14.47	3.65	#	3.17	#	2.74 #	108,508	3

Year ended February 28,
2022	12.28	0.15	0.08	0.23	(0.09)	—	(0.65)	(0.74)	11.77	1.79	7.83	(0.19)^	3.38		2.74		1.24	105,522	28
2021	13.25	0.09	(0.34)	(0.25)	(0.07)	—	(0.65)	(0.72)	12.28	(1.58)	—	—	2.85		2.28		0.75	36,633	26

*	For the period March 1, 2022 through March 31, 2022.
#	Annualized.
^	For the period January 13, 2022 through February 28, 2022.
+	The ratio of Expenses to Average Net Assets includes the effect of a voluntary waiver reducing expenses 0.11% (See Note 3 in Notes to Financial Statements).
(1)	Based on average shares outstanding during the period.
(2)	Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period, reinvestment of all distributions during the period. The return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.
(3)	Market price return is computed based upon the Fund’s unrounded New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(4)	Percentages shown include interest expense and dividends on securities sold short. Gross and net expense ratios, respectively, excluding interest expense and dividends on securities sold short are as follows:

	Gross Expenses(5)		Net Expenses(5),(6)
Period ended March 31,
2025	2.42%		2.05%
2024	2.50		2.12
2023	2.39		2.08
2022*	2.55	#	2.07	#

Period ended February 28,
2022	2.44		1.81
2021	2.27		1.70

*	For the period March 1, 2022 through March 31, 2022.
#	Annualized.
(5)	Ratios do not include expenses of the underlying Alternative Investment Funds in which the Fund invests.
(6)	The contractual fee and expense waiver is reflected in both the net expense and net investment income (loss) ratios (see Note 3).
(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying Alternative Investment Funds in which the Fund invests. Ratios do not include net investment income of the Alternative Investment Funds in which the Fund Invests.

	For the year ended March 31,	For the year ended March 31,	For the year ended March 31,	For the period ended March 31,	For the year ended February 28,	For the year ended February 28,
Credit Facility, year ended:	2025	2024	2023	2022*	2022	2021
Senior securities, end of period (000’s)	$11,000	$15,000	$15,000	$15,000	$15,000	$14,300
Asset coverage, per $1,000 of senior security principal amount	9,272	7,671	7,309	8,234	8,035	9,080
Asset coverage ratio of senior securities	927%	767%	731%	823%	803%	908%

*	For the period March 1, 2022 through March 31, 2022.
**	The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on January 13, 2022 under NYSE ticker symbol “DMA.” To facilitate the listing of the Fund’s shares on the NYSE, the Fund redesignated its Class A, Class C and Class T shares as Class I shares and eliminated all share class designations. Consequently, the Fund’s shares are now referred to as shares of beneficial interest or common shares.

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Notes to Financial Statements
March 31, 2025

1. Organization

Destra Multi-Alternative Fund (“the Fund”) was organized as a Delaware statutory trust on June 3, 2011, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and is a non-diversified, exchange-listed closed-end management investment company.

The Fund changed its fiscal year end to March 31, effective March 1, 2022. The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on January 13, 2022 under NYSE ticker symbol “DMA.” To facilitate the listing of the Fund’s shares on the NYSE, effective January 5, 2022, the Fund redesignated its Class A, Class C and Class T shares as Class I shares and eliminated all share class designations. Consequently, the Fund’s shares are now referred to as shares of beneficial interest or common shares (the “Common Shares”).

The Fund’s investment adviser is Destra Capital Advisors LLC (the “Adviser”), the Fund’s sub-adviser is Validus Growth Investors, LLC, doing business as Validex Global Investing, (“Validex” or the “Sub-Adviser” and together with the Adviser are referred to herein as the “Advisers”). See Note 3 for additional information regarding Validex, as the Fund’s Sub-Adviser.

The investment objective of the Fund is to seek returns from capital appreciation and income with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in the income-producing securities of real estate investment trusts (“REITs”) and alternative investment funds, as well as common stocks and structured notes, notes, bonds and asset-backed securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Cash, Cash Equivalents and Restricted Cash — Cash and cash equivalents include U.S. dollar deposits at bank accounts at amounts which may exceed insured limits. The Fund is subject to risk to the extent that the institutions may be unable to fulfill their obligations. As of March 31, 2025, the Fund had no restricted cash.

Distributions to Shareholders — Prior to July 1, 2023, distributions from investment income were declared and paid monthly. Beginning with the start of the Fund’s second fiscal quarter on July 1, 2023 distributions from investment income was paid annually. Starting March 1, 2025 distributions from investment income were declared and paid monthly. Distributions from net realized capital gains, if any, are declared and paid annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Security Valuation — The Fund records investments at fair value. Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean of the closing bid and asked prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by a Valuation Committee using the Valuation Procedures. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

The Board of Trustees of the Fund (“the Board”) has approved valuation procedures for the Fund (the “Valuation Procedures”) which are used for determining the fair value of any Fund investments for which a market quotation is not readily available. The valuation of each of the Fund’s investments is performed in accordance with the principles found in Rule 2a-5 of the 1940 Act and in conjunction with FASB’s Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820-10”).The Board has designated the Adviser as the valuation designee of the Fund. As valuation designee, the Adviser performs the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Procedures. In furtherance of its duties as valuation designee, the Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the day-to-day functions related to the fair valuation of the Fund’s investments. The Valuation Committee may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2025

Valuation Procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate. The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but would not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. Calls with the management teams of these securities are completed to gain further insight that might not be as evident through the reading of published reports or filings.

Often, significant back-testing or historical data analysis is employed to gain increased, tangible perspective into ways to enhance the accuracy of either existing, or potentially new fair valuation approaches. This also ensures that recent enhancements or additional methodologies are leading to more accurate valuations.

Ongoing “logic checks” and evaluations of underlying portfolios are used to identify potential disconnects between current methodologies and expected results.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund invests in some securities which are not traded and the Fair Valuation Committee has established a methodology for the fair valuation of each type of security. Non-listed REITs that are in the public offering period (or start-up phase) are valued at cost according to the Fair Valuation Committee’s fair valuation methodology unless the REIT issues an updated valuation. The Fund generally purchases REITs at NAV or without a commission. However, startup REITs amortize a significant portion of their start-up costs and therefore, potentially carry additional risks that may impact valuation should the REIT be unable to raise sufficient capital and execute their business plan. As such, start-up REITs pose a greater risk than seasoned REITs because if they encounter going concern issues, they may see significant deviation in value from the fair value, cost basis approach as represented. Non-listed REITs that are in their offering period are generally categorized as Level 3 in the fair value hierarchy. Once a REIT closes to new investors, Management values the security based on the movement of an appropriate market index or a similar security that is publicly traded until the REIT issues an updated market valuation. Non-listed REITs that have closed to new investors are categorized in Level 3 of the fair value hierarchy, due to the significance of the effect of the application of the movement of the market index on the overall fair valuation of the REIT. Other non-traded private investments are monitored for any independent audits of the investment or impairments reported on the potential value of the investment. Certain investments in preferred stocks or private companies are generally categorized as a Level 3 in the fair value hierarchy. The Fund generally values investments in preferred stocks or private companies based on recent transactions and may initially value the investments at cost.

Valuation of Structured Notes — These instruments are notes where the principal and/or interest rate or value of the structured note is determined by reference to the performance of an underlying reference asset. The Fund primarily invests in structured notes that reference the performance of a basket of underlying equity securities. The interest and/or principal payments that may be made on a structured note may vary widely, depending on a variety of factors, including the volatility of the underlying reference asset. The performance results of structured notes will not replicate exactly the performance of the underlying reference asset that the notes seek to replicate due to transaction costs and other expenses. Issuers of structured notes can vary and may include corporations, banks, broker-dealers and limited purpose trusts or other vehicles. Structured notes may be exchange traded or traded OTC and privately negotiated. Structured notes are valued at cost which approximates fair value and monitored for impairment.

Valuation of Alternative Investment Funds — The Fund may invest in funds of open-end or closed-end investment companies (the “Alternative Investment Funds”). The Alternative Investment Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the Alternative Investment Funds. Open-end funds are valued at their NAV and closed-end funds that trade on an exchange are valued as described under security valuation.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2025

For Alternative Investment Funds, including private real estate investment trusts, non-traded partnership funds, non-listed business development companies and hedge funds, that are themselves treated as investment companies under GAAP, the Fund follows the guidance in GAAP that allows, as practical expedient, the Fund to value such investments at their reported NAV per share (or if not unitized, at an equivalent percentage of the capital of the investee entity). Such investments typically provide an updated NAV or its equivalent on a quarterly basis. The Fair Valuation Committee meets frequently to discuss the fair valuation methodology and will adjust the value of a security if there is a public update to such valuation.

ASC 820-10 defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets that the Fund has the ability to access. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

●	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value of a security may fall into different levels (Level 1, Level 2 or Level 3) of the fair value hierarchy. In such cases, for disclosure purposes, the level within which the fair value measurement falls, in its entirety, is determined based on the lowest level input that is significant in its entirety to the fair value measurement.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2025

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2025 for the Fund’s assets and liabilities measured at fair value:

Assets*

Investments	Practical Expediant(1)	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$16,293,486	$—	$—	$16,293,486
Exchange-Traded Fund	—	3,143,022	—	—	3,143,022
Medium Term Notes	—	—	—	5,803,000	5,803,000
Private Companies	—	—	—	18,458,176	18,458,176
Purchased Options Contracts	—	1,964,220	—	—	1,964,220
Contingent Value Rights	—	—	—	241,226	241,226
Warrants	—	—	—	524,217	524,217
Real Estate Investment Trusts	—	6,653,738	—	13,629,225	20,282,963
Alternative Investment Funds	33,083,254	—	—	—	33,083,254
Short-Term Investment	—	8,271,027	—	—	8,271,027
Total Investments	$33,083,254	$36,325,493	$—	$38,655,844	$108,064,591

Liabilities*

Investments	Level 1	Level 2	Level 3	Total
Exchange Traded Fund Sold Short	$(561,540)	$—	$—	$(561,540)
Written Options Contracts	(121,509)	—	—	(121,509)
Total Investments	$(683,049)	$—	$—	$(683,049)

(1)	Alternative Investment Funds that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.
*	Refer to the Schedule of Investments for industry classifications.

The following is a reconciliation of investments in which significant Level 3 unobservable inputs were used in determining fair value as of March 31, 2025:

Investments	Balance as of March 31, 2024	Transfer into Level 3	Purchase of Investments	Proceeds from Sales of Investments(1)	Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation (Depreciation on Investments)	Balance as of March 31, 2025
Contigent Value Rights	$241,226	$—	$—	$—	$—	$—	$241,226
Warrants	991,088	—	—	—	—	(466,871)	524,217
Private companies	16,598,306	—	6,048,468	(1,599,999)	—	(2,588,599)	18,458,176
Non-Listed Real Estate Investment Trusts	7,266,192	—	—	—	—	(1,144,467)	6,121,725
Private Real Estate Investment Trusts	12,555,791	—	—	(750,750)	—	(4,297,541)	7,507,500
Medium Term Notes	1,500,000	—	7,500,000	(4,793,800)	1,293,800	303,000	5,803,000
Total Investrments	$39,152,603	$—	$13,548,468	$(7,144,549)	$1,293,800	$(8,194,478)	$38,655,844

(1)	Includes return of capital and spin-offs related to corporate actions.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2025

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2025:

Investments	Fair Value as of March 31, 2025	Valuation Techniques	Unobservable Inputs	Price/Liquidity Discount	Range of inputs (average)(1)	Impact on Valuation from an Increase in Input
Contingent Value Rights
Hospitality Investors Trust, Inc.	$241,226	Scenario Analysis	Liquidity Discount/Earnout	$0.53	N/A	N/A
Ready Capital Corp.	—	Income approach and PWERM Model	Revaluation discount rate/discount rate	0.00	N/A	Decrease

Warrants
Nurture Life, Inc.	524,217	Market Approach	Black-Scholes Option Pricing Method (risk free rate, volatility, time to exit)	0.60	N/A	Increase
AlwaysAI, Inc.	—	Cost Approach	Transaction Price	—	N/A	Increase

Medium Term Notes
BNP Paribas S.A.	1,750,000	Cost Approach	Transaction Price	100.00	N/A	Increase
BNP Paribas S.A.	1,750,000	Cost Approach	Transaction Price	100.00	N/A	Increase
GS Finance Corporation Series	2,303,000	Cost Approach	Recent Transaction Price	115.15	N/A	Increase

Private Companies
AlwaysAI, Inc., Convertible Debt	950,000	Cost Approach	Transaction Price	100.00	N/A	Increase
AlwaysAI, Inc., Convertible Debt	2,000,000	Cost Approach	Transaction Price	100.00	N/A	Increase
AlwaysAI – Senior Secured Promissory Note	300,000	Cost Approach	Transaction Price	100.00	N/A	Increase
AlwaysAI, Inc., Series A-1 Preferred Stock	767,231	Market Approach	Black-Scholes Option Pricing Method (risk free rate, volatility, time to exit), market adjustment	3.02	N/A	Increase
AlwaysAI, Inc., Series B Preferred Stock	1,698,549	Market Approach	Black-Scholes Option Pricing Method (risk free rate, volatility, time to exit), market adjustment	3.46	N/A	Increase
Clear Street Group Series B-1 Preferred Stock	2,095,000	Market Approach	Guideline Public Company Method (2024 & 2025 P/E Multiple), Option Pricing Method (risk free rate, volatility, time to exit)	N/A	16.00x	Increase
Copia Wealth Studios, Common Shares	676,748	Market Approach	Black-Scholes Option Pricing Method (risk free rate, volatility, time to exit)	2.03	N/A	Increase
Copia Wealth Studios, Series Seed-2 Preferred Shares	3,059,715	Market Approach	Black-Scholes Option Pricing Method (risk free rate, volatility, time to exit)	2.87	N/A	Increase
Eat Just, Inc., Series F Common Stock	437,689	Market Approach	Prior Transactions Method (Market Adjustment)	18.45	N/A	Increase
Home Services Champ, Inc. (formerly GoSite)	1,209,599	Recovery Method	Expected Recovery Rate	N/A	62.50%	Decrease
Iridia, Inc., Series A-3 Preferred Stock	772,027	Market Approach	Black-Scholes Option Pricing Method (risk free rate, volatility, time to exit), market adjustment	1.55	N/A	Increase
Iridia, Inc., Convertible Debt	997,829	Cost Approach	Transaction Price	100.00	N/A	Increase
Nurture Life, Inc., Series B-1 Preferred Stock	499,933	Market Approach	Black-Scholes Option Pricing Method (risk free rate, volatility, time to exit)	1.65	N/A	Increase

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2025

Investments	Fair Value as of March 31, 2025	Valuation Techniques	Unobservable Inputs	Price/Liquidity Discount	Range of inputs (average)(1)	Impact on Valuation from an Increase in Input
Nurture Life, Inc., Series B-2 Preferred Stock	$2,993,856	Market Approach	Black-Scholes Option Pricing Method (risk free rate, volatility, time to exit)	$1.44	N/A	Increase

Non-Listed Real Estate Investment Trusts
National Healthcare Properties, Inc. (formerly Healthcare Trust, Inc.)	2,906,649	Index Application(2)	Application of FTSE NAREIT US Health Care Index	313.80	N/A	Increase
NorthStar Healthcare Income, Inc.	3,215,076	Index Application(2)	Application of FTSE NAREIT US Health Care Index	313.80	N/A	Increase

Private Real Estate Investment Trusts
Aventine Property Group, Inc., Common Stock	5,162,300	Market Approach	Guidline Public Company Method - Revenue multiples	N/A	3.43x-18.19x/(11.43x)	Increase
		Market Approach	Guideline Public Company Method - AFFO Multiples	N/A	6.17x-21.51x/(14.28x)	Increase
Treehouse Real Estate Investment Trust, Inc., Common Stock	2,345,200	Market Approach	Guidline Public Company Method - Enterprise Value Revenue Multiples	N/A	3.43x-18.19x/(11.43x)	Increase
		Market Approach	Guidline Public Company Method - Price/Tangible Book Value Multiples		0.78x-5.83x/(1.85x)	Increase

Total Investments(3)	$38,655,844

(1)	Where there was no range for each significant unobservable input, weighted average is not reported.
(2)	The Fund utilizes the last publicly stated NAV as published by each Non-Listed REIT, and applies a factor adjustment of the daily publicly available price per each respective index to adjust the price accordingly.
(3)	Certain Level 3 investments of the Fund, totaling fair value assets of $0, have been valued using third-party transactions, quotations, and/or historical information. These assets have been excluded from the preceding table as they are insignificant to the Fund.

BV — book value

The following is the fair value measurement of Alternative Investment Funds that are measured at NAV per share (or its equivalent) as a practical expedient:

Altenative Investment Fund	Investment Strategy	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Arborteum Core Asset fund LP	Debt investing in leased equipment and related financings	$2,146,179	$—	Annually(1)	30 Days(1)
Canyon CLO Fund II LP	Collateralized Loan Obligations	7,500,108	—	Subject to advisor approval	n/a
Canyon CLO Fund III (Cayman) Ltd	Collateralized Loan Obligations	15,915,321	—	Subject to advisor approval	n/a
Clarion Lion Industrial Trust	Industrial Real Estate	1,911,290	—	Quartely, subject to advisor discretion	90 Days
Preservation REIT 1, Inc	Diversified Direct Real Estate	5,610,356	477,000	Subject to advior approval	n/a
		$33,083,254	$477,000

(1)	Redemptions suspended as of February 28, 2021.

Commitments and Contingencies — The Fund indemnifies the Fund’s officers and the Board for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2025

Exchange Traded Funds — The Fund may invest in exchange traded funds (“ETFs”). Most ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed (or managed) portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity in an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Restricted Securities — Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Board. The Alternative Investment Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

Additional information on each restricted investment held by the Fund at March 31, 2025, is as follows:

Security Description	Acquisition Date	Cost		Value	% of Net Assets
AlwaysAI, Inc., Convertible Debt	10/2/2023	$2,000,000		$2,000,000	2.2%
AlwaysAI, Inc., Convertible Debt	5/31/2024	950,000		950,000	1.0
AlwaysAI, Inc., Preferred Stock	1/5/2021	399,999		767,231	0.8
AlwaysAI, Inc., Preferred Stock	2/22/2022	1,599,999		1,698,549	1.9
AlwaysAI, Inc., Senior Secured Promissory Note	2/5/2025	300,000		300,000	0.3
AlwaysAI, Inc., Warrants	10/2/2023	—	(1)	—	0.0
Arboretum Core Asset Fund LP	8/2/2018	2,138,150		2,146,179	2.4
Aventine Property Group, Inc.	1/13/2021	5,091,800		5,162,300	5.7
BNP Paribas S.A.	3/3/2025	1,750,000		1,750,000	1.9
BNP Paribas S.A.	3/3/2025	1,750,000		1,750,000	1.9
Canyon CLO Fund II LP	2/25/2019	5,489,736		7,500,108	8.2
Canyon CLO Fund III (Cayman) Ltd.	3/1/2022	13,243,419		15,915,321	17.6
Clarion Lion Industrial Trust	6/29/2015	674,811		1,911,290	2.1
Clear Street Group, Inc.	5/11/2022	1,500,000		2,095,000	2.3
Copia Wealth Studios – Common Shares	5/22/2024	333		676,748	0.7
Copia Wealth Studios – Preferred Shares	4/1/2024	3,000,000		3,059,715	3.4
Eat Just, Inc.	6/11/2021	515,501		437,689	0.5
Goldman Sachs Finance Corp.	6/21/2024	2,000,000		2,303,000	2.5
Home Services Champ, Inc., Common Stock (formerly GOSITE, Inc., Series A-1 Common Stock)	7/31/2020	2,156,329		1,209,599	1.3
Hospitality Investors Trust, Inc.	2/17/2015	9,236,371		241,226	0.3
Iridia, Inc., Convertible Debt	12/23/2024	937,500		997,829	1.1
Iridia, Inc., Preferred Stock	2/25/2021	750,000		772,027	0.8
National Healthcare Properties, Inc., Common Stock (formerly Healthcare Trust, Inc., Common Stock)	3/30/2012	5,151,254		2,906,649	3.2
NorthStar Healthcare Income, Inc.	3/29/2012	6,706,530		3,215,076	3.5
Nurture Life, Inc., Preferred Stock	8/2/2022	500,000		499,933	0.5
Nurture Life, Inc., Preferred Stock	2/18/2025	2,757,353		2,993,856	3.3
Nurture Life, Inc., Warrants	12/23/2022	—		524,217	0.6
Preservation REIT 1, Inc.	10/22/2019	3,427,166		5,610,356	6.2
Ready Capital Corp., Contingent Value Rights	7/6/2017	—	(1)	—	0.0
Treehouse Real Estate Investment Trust, Inc.	12/31/2018	8,042,212		2,345,200	2.6
Total		$82,068,471		$71,739,098	78.8%

(1)	Transferred at no cost as a result of a corporate action.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2025

Options — The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Security Transactions and Investment Income — Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Distributions received from investments in securities and private funds that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Indemnification — The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncements — The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

3. Investment Management and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Adviser. Subject to the oversight of the Fund’s Board, the Adviser is responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund either directly or through others selected by it for the Fund.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2025

Pursuant to the Investment Management Agreement dated January 13, 2022, the Adviser is entitled to a management fee, calculated and payable monthly in arrears, at an annual rate of 1.35%, based upon the Fund’s managed assets as of month-end (the “Management Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Prior to January 13, 2022, under the Fund’s prior investment management agreement, the Adviser was entitled to a management fee, calculated and payable monthly in arrears, at an annual rate of 1.35% of the Fund’s average daily net assets during such period. For the year ended March 31, 2025, the Adviser earned a Management Fee of $1,555,079. As of the year ended March 31, 2025, the Adviser was owed $54,366 in Management Fees, included in payables for Management Fee on the Statement of Assets and Liabilities.

The Fund and Adviser have entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with the Sub-Adviser. Pursuant to the Sub-Advisory Agreement, dated January 13, 2022, the Adviser pays the Sub-Adviser a monthly sub-advisory fee (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Fund) with respect to the assets allocated to the Sub-Adviser (the “Sub-Advised Assets”) equal to 50% of the advisory fee paid to the Adviser for its services to the Fund with respect to the Sub-Advised Assets, equal to a percentage of the Sub-Advised Assets’ average daily managed assets. Prior to January 13, 2022, the Sub-Adviser received a sub-advisory fee at an annual rate equal to 50% of the net Management Fees received by the Adviser after any fee waivers and shared expenses between the Adviser and the Sub-Adviser, subject to a maximum of 0.675% of the Fund’s average daily net assets at month end.

Effective January 13, 2022, the Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed to reimburse and/or pay or absorb, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.53% per annum of the Fund’s average daily net assets (the “Expense Limitation”). For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” consist of all ordinary expenses of the Fund, including administration fees, transfer agent fees, organization and offering expenses, fees paid to the Fund’s trustees, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment management fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on any leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution fees and/or shareholder servicing fees, if any, (f) acquired fund fees and expenses and (g) extraordinary expenses. For the year ended March 31, 2025, the Adviser waived Management Fees of $260,328.

Further, shareholders previously approved, subject to the Fund listing on the NYSE or other national securities exchange, a Secondary Market Support Services Agreement with Destra, whereby the Fund pays Destra a separate 0.10% fee, calculated and paid on Managed Assets, to provide services designed to communicate the investment strategy and investment objective of the Fund to the broader market. Effective March 1, 2022, Destra has voluntarily waived this fee. This voluntary waiver may be revised or terminated at any time without notice. This fee waiver is not subject to recoupment.

Any waiver or reimbursement by the Adviser under the Expense Limitation Agreement is subject to repayment by the Fund within three years from the date the Adviser waived any payment or reimbursed any expense, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board. Unless terminated by the Board, the Expense Limitation Agreement will continue in effect until at least January 13, 2027. The Board may terminate this Expense Limitation Agreement upon sixty (60) days’ written notice to the Adviser.

The following amounts are subject to recapture by the Adviser by the following dates:

3/31/2026	3/31/2027	3/31/2028
$193,549	$256,325	$260,328

4. Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2025, amounted to $52,125,247 and $52,766,845, respectively.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2025

5. Federal Tax Information

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the NAV of the Fund.

The Fund complies with FASB interpretation Accounting for Uncertainty in Income Taxes which provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current period.

Accounting for Uncertainty in Income Taxes requires management of the Fund to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last three tax years and the interim tax period since then). The Fund has no examination in progress during the tax year ended September 30, 2024. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Fund’s reported net assets or results of operations as of and during the year ended March 31, 2025. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

At March 31, 2025, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments and securities sold short for federal tax purposes were as follows:

Cost of investments	$124,988,819
Gross unrealized appreciation	20,090,282
Gross unrealized depreciation	(37,697,559)
Net unrealized appreciation(depreciation)	$(17,607,277)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on wash sales and partnership investments. The cost includes the proceeds from securities sold short.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. These reclassifications are due primarily to the true-up of prior-year REIT distributions and nondeductible expenses.

For the tax year ended September 30, 2024, permanent differences in book and tax accounting have been reclassified to Paid-in Capital and distributable earnings(deficit) as follows:

Paid-in Capital	Distributable Earnings/(Deficit)
$(62,626)	$62,626

As of September 30, 2024, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,515,299
Undistributed long-term capital gains	1,411,341
Accumulated capital and other losses	(59,648)
Unrealized appreciation/(depreciation) on investments	2,282,772
Total distributable earnings	$5,149,764

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2025

The tax character of distributions paid during the tax years ended September 30, 2024 and September 30, 2023 were as follows:

	September 30, 2024	September 30, 2023
Distributions paid from:
Ordinary income	$—	$32,747
Return of Capital	—	3,800,190
Net long-term capital gains	—	568,910
Total distributions paid	$—	$4,401,847

The Fund had no distributions for the tax year ended September 30, 2024.

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. At September 30, 2024, the Fund had no capital loss carryforwards.

The Fund has $52,698 in Qualified late-year losses, which are deferred until the tax year ending September 30, 2025. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

6. Credit Facility

On October 5, 2021, the Fund entered into a secured, revolving line of credit facility with Nexbank (the “Credit Facility”). Effective September 30, 2024, the Credit Agreement was extended for an additional year expiring on October 1, 2025. The Fund may borrow an amount up to the lesser of the Credit Facility maximum commitment financing of $15,000,000 or one-third of the value of its total assets less liabilities not represented by the payable to the Credit Facility. The interest rate on borrowings from the Credit Facility is equal to the 1-month U.S. Treasury rate plus 4.50% per annum, with a 4.75% floor. During the year ended March 31, 2025, the average principal balance and weighted average interest rate was approximately $13,252,055 and 9.51% per annum, respectively, and the maximum outstanding balance of the Credit Facility was $15,000,000. At March 31, 2025, the principal balance outstanding was $11,000,000 at an interest rate of 8.99% per annum. The Fund records loan origination and other expenses related to its debt obligations as debt issuance costs. These expenses are deferred and amortized over the life of the Credit Facility. Debt issuance costs are presented on the statement of assets and liabilities as a direct deduction from the debt liability. The Fund pays loan origination fees (aka: commitment fees) in connection with securing and renewing the Credit Facility. These fees are expensed over the corresponding term of the loan on a straight line basis and not inclusive of the expense limitation agreement. For the year ended March 31, 2025, the Fund expensed $23,620 in loan origination fees and has a liability amount of $517 outstanding which is scheduled to amortize through October 2, 2024, the expiration date of the prior Credit Facility term.

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements. With respect to senior securities representing indebtedness, such as the Credit Facility, the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. If the Fund’s asset coverage declines below 300%, the Fund would be prohibited under the 1940 Act from incurring additional debt or making certain distributions to its shareholders. Please refer to the Fund’s Financial Highlights for summary of the Fund’s asset coverage with respect to senior securities.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
March 31, 2025

7. Other Derivative Information

The following is a summary of the average quarterly notional value of derivatives as of March 31, 2025, as well as the notional value outstanding as of March 31, 2025:

	Average Quarterly Notional Value	National Value Outstanding
Purchased options contracts	$46,573,588	$63,086,200
Written options contracts	(5,188,713)	(2,934,100)

The effects of derivative instruments on the Fund’s financial positions and financial performance are reflected in the Statement of Assets and Liabilities and Statement of Operations, and are presented in the tables below. The values of derivative instruments as of March 31, 2025 by risk category are as follows:

Derivatives Assets (Liabilities)	Risk Category Equity Risk
Purchased options contracts at value	$1,964,220
Written options contracts at value	(121,509)
Total	$1,842,711

Net Realized Gain (Loss)	Risk Category Equity Risk
Purchased options contracts	$4,394,307
Written options contracts	168,559
Total	$4,562,866

Net Change in Unrealized Appreciation (Depreciation)	Risk Category Equity Risk
Purchased options contracts	$(2,835,297)
Written options contracts	(486)
Total	$(2,835,783)

8. Trustees and Officers

The Destra Fund Complex (consisting of the Fund, the Destra Flaherty & Crumrine Preferred and Income Fund, the BlueBay Destra International Event-Driven Credit Fund, and the Destra Exchange-Traded Fund Trust, of which there is currently no active series) pays each Independent Trustee a retainer of $39,000 per year, and the Chairman of the Board a retainer of $46,000 per year for their services in this capacity. Each fund in the Destra Fund Complex pays a portion of the retainer received by each Trustee, which is allocated annually across the Destra Fund Complex based on each fund’s respective net assets as of December 31 of the preceding year. Trustees are also reimbursed for travel-related and authorized business expenses. The Fund does not pay compensation to Trustees who also serve in an executive officer capacity for the Fund or the Advisers.

Employees of PINE Advisors, LLC (“PINE”) serve as officers of the Fund. PINE receives an annual base fee for the services provided to the Fund. PINE is reimbursed for certain out-of-pocket expenses by the Fund. Service fees paid by the Fund for the year ended March 31, 2025 are disclosed in the Statement of Operations as Chief financial officers fees and Chief compliance officer fees.

9. Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements. On April 30, 2025, the Fund paid a distribution of $0.0725 per share to shareholders of record on April 17, 2025. On May 30, 2025, the Fund paid a distribution of $0.0725 per share to shareholders of record on May 19, 2025.

Destra Multi-Alternative Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Destra Multi-Alternative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Destra Multi-Alternative Fund (the “Fund”) as of March 31, 2025, the related statements of operations, cash flows, and changes in net assets, and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations and its cash flows, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations and Cash Flows	Statements of Changes in Net Assets	Financial Highlights
Destra Multi-Alternative Fund	For the year ended March 31, 2025	For the years ended March 31, 2025 and 2024	For the years ended March 31, 2025, 2024, and 2023, the period March 1, 2022 through March 31, 2022, and for the years ended February 28, 2022, and 2021

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian, private companies, underlying fund managers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditors of one or more investment companies advised by Destra Capital Advisors LLC since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 30, 2025

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund
March 31, 2025 (unaudited)

Summary of Updated Information Regarding the Fund

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s annual report dated March 31, 2024 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Investment Objectives

There have been no changes in the Fund’s investment objectives since the prior disclosure date that have not been approved by shareholders.

The Fund’s investment objective is to seek returns from capital appreciation and income with an emphasis on income generation.

Principal Investment Strategies and Policies

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

General Investment Strategy. The Fund pursues its investment objective by investing primarily in income-producing securities, including: (1) public and private real estate securities (including securities issued by real estate funds), (2) alternative investment funds (“AIFs”), which include business development companies (“BDCs”), funds commonly known as “hedge funds” and other private investment funds, which may also include funds that primarily hold real estate investments, (3) master limited partnerships, (4) common and preferred stocks, and (5) structured notes, notes, bonds and asset-backed securities. The Fund also executes investments in the preceding types of securities through index-linked or actively managed exchange-traded funds (“ETFs”), mutual funds and closed-end funds (collectively “Underlying Funds”). The Fund defines AIFs as BDCs, real estate property funds, limited partnerships and limited liability companies that pursue investment strategies linked to real estate, small businesses or other investments that serve as alternatives to investments in traditional stocks and bonds (which could include any type of investment that is consistent with the investment strategy and not a traditional stock or bond). The Fund invests in securities of issuers without restriction as to market capitalization. The majority of the Fund’s investments are not traded on an exchange or in over-the-counter markets; consequently, the majority of the Fund’s investments are illiquid. The Fund’s investments may include investments in non-U.S. securities.

The Fund provides investors with access to an actively managed portfolio of liquid and illiquid alternative investments, many of which are unavailable to the typical individual investor due to high minimum investment and accredited/qualified investor requirements. Validus Growth Investors, LLC, doing business as Validex Global Investing (the “Sub-Adviser” or “Validex”) employs a similar multi-asset approach to the Endowment Model (as defined below), while actively managing individual holdings and generating significant non-correlated income. The Endowment Model is a form of the strategic asset allocation model of portfolio construction that involves diversifying investments across strategies, asset classes and investment horizons, as opposed to the standard long-only stock and bond model. To that end, the Fund seeks to:

●	Deliver current income to investors with low correlation to traditional equity and fixed-income investments by pursuing securities in asset classes considered non-traditional in nature;

●	Seek illiquidity premiums;

●	Proactively manage security selection and asset class exposures through cutting-edge research capability, rigorous due diligence efforts, and a consistently applied investment process; and

●	Provide institutional access on favorable terms; as the Sub-Adviser has added to the depth of the portfolio management team, the Fund has benefited from enhanced security selection capabilities and industry relationships in sourcing institutional-quality investments.

Under normal circumstances, the Fund invests over 25% of its net assets in the real estate industry, which it defines to include interests, debt or equity of both publicly traded and private companies engaged in the real estate industry, including, but not limited to, real estate investment trusts (“REITs”), mortgage-backed securities, interests in pooled investment entities, and other forms of securities relating to or involving real estate. This policy is fundamental and may not be changed without Shareholder approval. Real estate funds are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2025 (unaudited)

Validex uses both a quantitative screening process and a qualitative selection process when selecting securities for investment by the Fund in connection with the Fund’s strategy. An optimized asset allocation model is used to quantify targeted exposure ranges for various alternative sectors. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful. The Sub-Adviser utilizes a clearly defined philosophy, which provides a disciplined investment strategy. When determining an asset allocation, the Sub-Adviser typically reviews at least the last ten years (if available) of market data history, which the Sub-Adviser regards as the most relevant for market forecasting purposes. The Sub-Adviser may strategically rebalance its asset allocation according to the current market conditions, but will remain true to its fundamental analysis with respect to real estate asset class and sector risk over time. The Sub-Adviser manages investments over a long-term time horizon, while being mindful of the historical context of the markets. The Sub-Adviser employs a regimen of quantitative and qualitative criteria to arrive at a universe of investments which it considers to be “best-of-breed.” The Sub-Adviser primarily selects securities with the highest expected income from a sector peer group of issuers with similar market capitalization, credit quality and/or risk-adjusted metrics. Secondarily, the Sub-Adviser considers securities’ potential for capital appreciation. When constructing the Fund’s portfolio, the Sub-Adviser selects securities from sectors that it believes have relatively low volatility and will not be highly correlated to each other or to the equity or fixed income markets, generally. The Sub-Adviser considers low to moderate correlation or volatility strategies to be those which are expected to have 75% or less of the volatility of, or correlation to, the relevant market or index.

Unless otherwise stated herein or in the Fund’s Prospectus or Statement of Additional Information, the Fund’s investment policies are non-fundamental policies and may be changed by the Fund’s Board of Trustees without prior approval of the Fund’s Shareholders.

Portfolio Composition

Real Estate Securities

There are three main vehicles used to execute the Fund’s real estate-related investments:

●	Private and/or Non-Listed Real Estate Securities: This investment vehicle will be used to generate current income, and/or capital appreciation that is generally less volatile than other types of real estate securities. Investment criteria will include evaluating the strength of the sponsor and management. From an operations perspective, the Sub-Adviser will focus on the attractiveness of the specific property type; stability of income; distribution yield and distribution coverage from operations. From a financing perspective, the Sub-Adviser will focus on availability of debt and equity financing and target leverage levels. Finally, the Sub-Adviser will focus on a value-add liquidity event following the close of the offering.

●	Listed (Traded) Real Estate Equities: Investment criteria on a macro level will include: relative attractiveness to the broader stock market, the impact of the debt capital markets on real estate securities, the supply and demand for commercial real estate overall, and the supply and demand for specific property types. On a micro level, the Sub-Adviser will focus on: the attractiveness of a specific property type, quality and historic success of management, relative value price-to-earnings, price-to-cash flow or funds-from-operations within a sector, whether the security is trading at a premium or discount to its net asset value (“NAV”), and both internal (e.g., same store growth) and external (e.g., acquisitions and development) growth prospects to drive total earnings growth.

●	Real Estate Debt: In this investment vehicle, the Sub-Adviser will look at both current income opportunities and the ability to acquire debt or preferred stock (which the Fund defines to be a form of debt with respect to real estate) at a discount to face value. This vehicle could include, but is not limited to, secured property level debt, unsecured notes, unsecured notes and preferred equity convertible into common equity and preferred equity. Preferred equity historically trades at a higher yield and has a lower risk profile than its common equity, but also has lower capital gain potential unless it trades at a discount to par. This portion of the Sub-Adviser’s debt strategy will focus on quality of management, sustainability of the business model, coverage of the common dividend and liquidity of the instrument.

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2025 (unaudited)

Alternative Investment Funds

AIFs selected by the Sub-Adviser include BDCs, funds that invest in private debt securities, hedge funds and other issuers of private placement securities, each of which may pay performance-based fees to their managers. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high-quality debt securities. Private or non-traded BDCs are illiquid and it may not be possible for the Fund to redeem shares or to do so without paying a substantial penalty.

Publicly-traded BDCs usually trade at a discount to their NAV because they invest in unlisted securities and have limited access to capital markets. Additionally, the Fund may invest up to 15% of its net assets in securities of issuers commonly known as “hedge funds,” which are typically privately placed with investors without registration with the Securities and Exchange Commission (“SEC”), employ leverage and hedging strategies as well as pay their managers performance fees on gains. These performance fees may create an incentive for the manager of a hedge fund to enter into investments that are riskier or more speculative than would otherwise be the case. The Sub-Adviser generally seeks to invest in AIFs whose expected risk-adjusted returns are determined to be attractive and likely to have low correlations among each other or with the broad equity and fixed-income markets. The Sub-Adviser uses both a quantitative screening process and a qualitative selection process when selecting AIF securities for investment by the Fund in conjunction with its AIF strategy. To analyze AIFs, the Sub-Adviser relies on both proprietary research and research provided by third parties. The Sub-Adviser reviews each AIF’s management team, operations staff, past performance, philosophy, current holdings and investment process. Specific market opportunities, competitive advantages, relative strengths and weaknesses, and other important factors are also analyzed. Once an investment is made, the new AIF is re-evaluated and tracked on a monthly or quarterly basis. An AIF may be liquidated based on manager drift in style, underperformance, change in management team, deviation from risk management discipline and change in the AIF’s investment opportunity set or strategy, or any other factor that the Sub-Adviser feels will impact future performance. Depending on the terms of the Fund’s investment in an AIF, the Sub-Adviser may or may not be able to liquidate a certain AIF when it desires to do so. When using Underlying Funds to execute the Fund’s AIF strategy, the Sub-Adviser will consider each Underlying Fund’s expenses and quality of management in addition to analyzing the AIF securities held by the Underlying Fund.

Master Limited Partnerships

A master limited partnership (“MLP”) is a publicly traded or privately offered limited partnership or limited liability company. MLPs are typically engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products. An investment in MLP units differ from an investment in the securities of a corporation. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such an MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, as compared to an MLP that is not taxed as a corporation, likely causing a reduction in the value of Fund shares. In constructing the model, the Sub-Adviser considers a variety of factors, including but not limited to, market capitalization, liquidity, growth, credit rating, source of qualifying income, business focus, and structure of the MLPs. The Sub-Adviser may also further evaluate MLP investments on potential tax liabilities, trading costs, cash requirements and other factors, including the relative valuation of related MLP or other competing investments.

Common and Preferred Stocks

Stocks are selected by the Sub-Adviser using a proprietary stock selection model that ranks all dividend-payers using specific fundamental characteristics that the Sub-Adviser believes are predictive of strong future total returns, dividend sustainability and dividend growth. These characteristics include the ability-to-pay ratio, dividend payout ratio, dividend yield, historical sales and dividend growth, cash flow conversion ratio, earnings momentum and return on capital. In addition, the Sub-Adviser eliminates stocks that violate specific ability-to-pay, payout ratio, and dividend yield thresholds that vary by sector. The Sub-Adviser may also engage in opportunistic trading strategies with securities that may not pay a dividend but have been identified as having potential short-term pricing inefficiencies.

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2025 (unaudited)

Structured Notes

Structured notes are selected by the Sub-Adviser to generate interest income and as an economic substitute for the reference index, currency or commodity to which the structured note payments are linked. The Sub-Adviser also may use structured notes to meet specific investment or risk management goals that cannot be met from the standardized financial instruments available in the markets. Structured products can be used as an alternative to a direct investment, as part of the asset allocation process to reduce risk exposure of the Fund’s portfolio or to capitalize on a current market trend. The Sub-Adviser selects structured notes of any maturity issued by an entity that the Sub-Adviser considers creditworthy.

Debt Securities

Other debt securities are selected by the Sub-Adviser to generate interest income and diversify the Fund’s portfolio returns against equity market risks. The Fund invests without limitation in fixed rate or floating rate debt instruments of any maturity that the Sub-Adviser believes are creditworthy or have acceptable recovery value in the event of default (through restructuring in or outside of bankruptcy) regardless of rating, including lower-quality debt securities commonly known as “high yield” or “junk” bonds. The Sub-Adviser employs measurers consisting of debt-to-assets, debt service coverage ratio and asset liquidation values and other metrics to assess credit quality. The Sub-Adviser selects asset-backed securities when it believes these securities offer higher yield or better prospects for capital preservation or appreciation than competing investments in traditional debt instruments.

Underlying Funds

The Sub-Adviser will invest in Underlying Funds when it wishes the Fund to have representation in a certain sector or security type, but cannot find sufficient or suitable individual securities that meet its investment criteria. The Sub-Adviser ranks Underlying Funds on relative expenses, past performance and strategy fit for the Fund. In general, the Sub-Adviser selects Underlying Funds that it believes offer more efficient execution of the Fund’s strategy, such as when ample individual investments are not readily available or the available investments do not meet the selection criteria of the Sub-Adviser, the Sub-Adviser may seek to invest in an Underlying Fund in order to gain indirect exposure to a particular sector or class of securities.

Other Information Regarding the Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Sub-Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Sub-Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Sub-Adviser expects that such investments will be made, without limitation and as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Sub-Adviser and the Fund’s portfolio managers are subjective.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The portfolio turnover rate is not expected to exceed 100% for the current fiscal year but may vary greatly from year to year and will not be a limiting factor when the Sub-Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Sub-Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended (the “Code”). As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income.

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2025 (unaudited)

Other Characteristics

Real Estate Securities

Real Estate Investment Trusts. The Fund will invest in public and private REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs may or may not be publicly-traded and the Fund may invest, without limitation, in REITs which are not publicly-traded. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance costs, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Distributions paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividend income under the Code. Such dividends, however, may qualify as Section 199A dividends.

Real Estate LPs, LLCs, Private Funds. The Fund may invest in public and private real estate LPs, LLCs, and other private funds. These public and private funds are often pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. The funds may or may not be publicly-traded and the Fund may invest, without limitation, in funds which are not publicly-traded. The market value of the private fund shares and their ability to distribute income may be affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance costs, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from these funds may consist of dividends, capital gains and/or return of capital.

Preferred Stocks. The Fund may invest in preferred stocks of real estate companies. Preferred stocks are securities that pay dividends at a specified rate and have a preference over common stocks in the payment of dividends and the liquidation of assets. This means that an issuer must pay dividends on its preferred stock prior to paying dividends on its common stock. In addition, in the event a company is liquidated, preferred shareholders must be fully repaid on their investments before common shareholders can receive any money from the company. Preferred shareholders, however, usually have no right to vote for a company’s directors or on other corporate matters. Preferred stocks pay a fixed stream of income to investors, and this income stream is a primary source of the long-term investment return on preferred stocks. As a result, the market value of preferred stocks is generally more sensitive to changes in interest rates than the market value of common stocks. In this respect, preferred stocks share many investment characteristics with debt securities.

Convertible Securities

Convertible bonds and convertible preferred stocks are generally obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security. Convertible securities generally offer both defensive characteristics (i.e., provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises).

The Fund may invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.

Alternative Investment Funds

The managers of AIFs employ a variety of “alternative” investment strategies to achieve attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns) with low correlation (expected to be less than 75%) to the broad equity and fixed-income markets. “Alternative” investment strategies, unlike pure “relative return strategies,” are generally managed without reference to the performance of equity, debt and other markets. AIFs selected by the Sub-Adviser include BDCs, funds that invest in private debt and or equity securities, hedge funds and other issuers of private placement securities, each of which may pay performance-based fees to their managers.

With respect to BDCs, federal securities laws impose certain restraints upon the organization and operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2025 (unaudited)

or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments that mature in one year or less. BDCs may have performance-based incentive fees and frequently trade at a discount.

The Sub-Adviser expects to invest in other forms of AIFs that employ non-traditional strategies such as investing in defaulted debt securities or in the securities of companies undergoing a merger, business spin-off or other form of restructuring.

Additionally, the Fund may invest up to 15% of its net assets in securities of certain AIFs commonly known as “hedge funds,” which are typically privately placed with investors without registration with the SEC, employ leverage and hedging strategies as well as pay their managers performance fees on gains. These fees may create an incentive for the manager of a hedge fund to enter into investments that are riskier or more speculative than would otherwise be the case. The Sub-Adviser intends to allocate the Fund’s assets among AIFs that, in the view of the Sub-Adviser, represent attractive investment opportunities. In selecting AIFs, the Sub-Adviser (with the aid of research services employed by the Sub-Adviser), assesses the likely risks and returns of the different alternative investment strategies utilized by the AIFs, and evaluates the potential correlation among the investment strategies under consideration. The Sub-Adviser generally seeks to invest in AIFs whose expected risk-adjusted returns are determined to be attractive and likely to have low correlations among each other or with the broad equity and fixed-income markets.

Leverage

The Fund intends to use leverage to pursue its investment objective, including by borrowing funds from banks or other financial institutions, investing in derivative instruments with leverage embedded in them, and/or issuing debt securities. The Fund may borrow money or issue debt securities in an amount up to 33⅓% of its total assets (50% of its net assets). The Fund intends to use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The Fund may also use leverage to fund distributions.

The use of leverage can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the Shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per Share to a greater extent than if the Fund did not utilize leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of the Shares. The Fund’s leverage strategy may not be successful.

Certain types of leverage utilized by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Destra Capital Advisors LLC (the “Adviser”) does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with its investment objective and policies if the Fund were to use leverage.

Under the 1940 Act, the Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets). The 1940 Act also provides that the Fund may not declare distributions, or purchase its stock (including through share repurchases), if immediately after doing so it will have an asset coverage ratio of less than 300%. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund.

The Fund may leverage its portfolio by entering into one or more credit facilities.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Since the prior disclosure date, this “Leverage” section has been updated to reflect the Fund’s current use of leverage.

Derivatives Transactions. The Fund may use derivative strategies that have economic leverage embedded in them. Effective August 19, 2022, Rule 18f-4 under the 1940 Act replaced the asset segregation framework previously used by funds to comply with limitations on leverage imposed by the 1940 Act. Rule 18f-4 generally mandates that a fund either limit derivatives exposure to 10% or less of its net assets as a limited derivative user (“Limited Derivative User”),

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2025 (unaudited)

or in the alternative implement: (i) limits on leverage calculated based on value-at-risk; and (ii) a written derivatives risk management program administered by a derivatives risk manager appointed by the fund’s board, including a majority of the independent trustees, that is periodically reviewed by the board. The Fund currently operates as a Limited Derivative User under Rule 18f-4.

Rule 18f-4 permits the Fund to enter into reverse repurchase agreements and similar financing transactions, notwithstanding limitations on the issuance of senior securities under Section 18 of the 1940 Act, provided that the Fund either (i) treats these transactions as Derivatives Transactions under Rule 18f-4, or (ii) ensures that the 300% asset coverage ratio discussed above is met with respect to such transactions and any other borrowings in the aggregate. Under Rule 18f-4, reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund satisfies the Limited Derivative User exception noted above.

Illustration. The following table illustrates the effect of leverage on returns from an investment in the Fund’s shares, assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $107.4 million in average total assets, (ii) a weighted average cost of funds of 9.51%, (iii) $15 million in borrowings outstanding (i.e. assumes the Fund borrows funds equal to 16.23% of its average net assets during such period) and (iv) $92.4 million in average net assets. In order to compute the corresponding return to shareholders, the “Assumed Return on the Fund’s Portfolio (net of expenses)” is multiplied by the assumed average total assets to obtain an assumed return to the Fund. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds by the assumed borrowings outstanding, and the product is subtracted from the assumed return to the Fund in order to determine the return available to shareholders. The return available to shareholders is then divided by shareholders’ equity to determine the corresponding return to shareholders. Actual interest payments may be different.

Assumed Return on the Fund’s Portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding return to Shareholders	-13.28%	-7.41%	-1.54%	4.32%	10.19%

Fund’s assets would need to yield an annual return (net of expenses) of approximately 1.54% in order to cover the annual interest payments on the Fund’s outstanding borrowings.

Temporary Investments

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Sub-Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Sub-Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Sub-Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Sub-Adviser and the Fund’s portfolio managers are subjective.

Portfolio Turnover

The Fund is actively managed, and accordingly, it is possible that the portfolio turnover rate may exceed 100% in any fiscal year. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. Portfolio turnover may have certain adverse tax consequences for Shareholders.

Risk Factors

Investing in the Fund involves certain risks relating to its structure and investment objective. You should carefully consider these risk factors, together with all of the other information included in this report, before deciding whether to make an investment in the Fund. An investment in the Fund may not be appropriate for all investors, and an investment in the common shares of the Fund should not be considered a complete investment program.

The risks set forth below are not the only risks of the Fund, and the Fund may face other risks that have not yet been identified, which are not currently deemed material or which are not yet predictable. If any of the following risks occur,

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Summary of Updated Information Regarding the Fund (continued)
March 31, 2025 (unaudited)

the Fund’s financial condition and results of operations could be materially adversely affected. In such case, the Fund’s NAV and the trading price of its securities could decline, and you may lose all or part of your investment.

Various risk factors below have been updated since the prior disclosure date to reflect certain updates.

Principal Risks Relating to Investment Strategies and Fund Investments

Market Developments Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and other parts of the Middle East, international war or conflict (including ongoing armed conflict between Russia and Ukraine in Europe and Israel, Hamas and other militant groups in the Middle East), the outbreak of infectious diseases (including epidemics and pandemics) or other public health issues, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the recent Greek crisis), sovereign debt downgrades, or the exits or potential exits of one or more countries from the EU or various trade pacts, among others, may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, tariffs, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. As a result, whether or not the Fund invests in securities located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted.

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. The outbreak of COVID-19 and its variants resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. This outbreak negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are more widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

Further, advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

BDC Risk. BDCs have little or no operating history and may carry risks similar to those of a private equity or venture capital fund. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Private and public non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their NAV because

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Summary of Updated Information Regarding the Fund (continued)
March 31, 2025 (unaudited)

they generally invest in unlisted securities and typically have limited access to capital markets. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments.

Investment and Market Risk. An investment in the Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Shares represents an indirect investment in the portfolio of securities and investments owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. At any point in time, an investment in the Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of Shareholders to reinvest dividends. The Fund anticipates using leverage, which will magnify the Fund’s risks and, in turn, the risks to the Shareholders.

Credit Risk. Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it and Underlying Funds may invest in below investment grade securities, which are commonly referred to as “junk” and “high yield” securities; such securities, while generally offering the potential for higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. Some investments are not readily marketable and may be subject to restrictions on resale. When a secondary market exists, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid investments may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities. The Adviser’s judgment may play a greater role in the valuation process.

Interest Rate Risk. If interest rates increase, the value of the Fund’s investments generally will decline. For example, the Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Additionally, interest rates in the U.S. and many other countries have risen in recent periods and may continue to remain elevated for the foreseeable future. Because longer-term inflationary pressure may result from the U.S. government’s fiscal policies, the Fund may experience higher interest rates over its investment horizon.

Managed Distribution Policy Risk. Under the Fund’s managed distribution policy, the Fund makes monthly distributions to stockholders of an amount set by the Board every three months. If, for any distribution, available cash is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and such disposition may generate additional taxable income. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as the net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt interest income and net capital gains, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in each Share. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

Below Investment Grade Rating Risk. Debt instruments that are rated below investment grade are often referred to as “high yield” securities or “junk bonds.” Junk bonds and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. These instruments may be particularly susceptible to economic downturns.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to the Shareholders. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of borrowers and may make borrower defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

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Summary of Updated Information Regarding the Fund (continued)
March 31, 2025 (unaudited)

Structured Products Risk. The Fund may invest in structured products, including, without limitation, structured notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same assets, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund. Investments in structured products involve risks, including credit risk and market risk. Certain structured products may be thinly traded or have a limited trading market.

The Fund may invest in structured products collateralized by below investment grade or distressed loans or securities. Investments in such structured products are subject to the risks associated with below investment grade securities, described above under “— Below Investment Grade Rating Risk.”

Structured Notes Risk. Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Non-U.S. Securities Risk. Investments in certain non-U.S. securities involve factors not typically associated with investing in the United States or other developed countries, including risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices, and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers, and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. If the Fund acquires shares in closed-end investment companies, Shareholders would bear both their proportionate share of the Fund’s expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

Foreign Currency Risk. Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments, and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce

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Summary of Updated Information Regarding the Fund (continued)
March 31, 2025 (unaudited)

such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Liquidity Risk. The Fund may invest without limitation in investments that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments if qualified institutional buyers are unwilling to purchase these securities.

Illiquid investments and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid investments and restricted securities generally is more volatile than that of more liquid investments, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid investments and restricted securities may also be more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid investments and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it.

To the extent that the traditional dealer counterparties that engage in debt trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the debt markets. Additionally, market participants other than the Fund may attempt to sell debt holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

Equity Risk. To the extent the Fund invests in common stocks, preferred stocks, convertible securities, rights and warrants, it will be exposed to equity risk. Equity markets may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Preferred stocks often behave more like fixed income securities. If interest rates rise, the value of preferred stocks having a fixed dividend rate tends to fall. The value of convertible securities fluctuates with the value of the underlying stock or the issuer’s credit rating. Rights and warrants do not necessarily move in parallel with the price of the underlying stock and the market for rights and warrants may be limited.

Management Risk. The NAV of the Fund changes daily based on the performance of the securities in which it invests. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

MLP Risk. Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs typically do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. MLPs are generally considered interest-rate sensitive investments.

Real Estate Industry Concentration Risk. The Fund concentrates its investments in the real estate industry and its portfolio may be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of the Fund’s shares is affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing, and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general. To the extent that the Fund invests in real estate securities designated as REITs, if a court were to disregard the limited liability legal structure of a REIT, the Fund could be liable for a portion of claims in excess

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Summary of Updated Information Regarding the Fund (continued)
March 31, 2025 (unaudited)

of that REITs assets, such as claims arising from environmental problems. Failure to qualify as a REIT under the Code would increase the REIT’s tax liability thereby reducing the REIT’s net income available for investment or distribution; additionally, certain preferred tax treatment of distributions would no longer be passed through to investors.

REIT Tax Risks. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment.

Distributions paid by REITs generally will not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. Such dividends, however, may qualify as Section 199A dividends. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Fund’s shares, such shareholder will generally recognize a capital gain. The Fund does not have any investment restrictions with respect to investments in REITs.

Underlying Funds/AIFs Risk. As a result of the Fund’s investments in Underlying Funds, your cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. Additional risks of investing in Underlying Funds are described below:

●	Strategies Risk: Each Underlying Fund and AIF is subject to specific risks, depending on the nature of the Underlying Fund/AIF. Inverse ETFs will limit the Fund’s participation in market gains.

●	ETF Tracking Risk: Investment in the Fund should be made with the understanding that the index-linked ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

●	Risk Related to NAV and Market Price: The market value of ETF and closed-end fund shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to NAV. In addition, certain ETFs and closed-end funds traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

●	Additional Risks: The strategy of investing in Underlying Funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating investments in the manner the Sub-Adviser considers optimal. Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. Under Section 12(d)(1)(C) of the 1940 Act, the Fund, together with any other investment companies for which the Adviser acts as an investment adviser, may not, in the aggregate, own more than 10% of the total outstanding voting stock of a registered closed-end investment company. Section 12(d)(1)(F) of the 1940 Act provides that the limitations of Section 12(d)(1) described above shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Underlying Fund is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges. In addition, Rule 12d1-4 under the 1940

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Summary of Updated Information Regarding the Fund (continued)
March 31, 2025 (unaudited)

Act (“Rule 12d1-4”) permits the Fund to invest in Underlying Funds beyond the limitations of Section 12(d)(1) described above, subject to various conditions, including that the Fund enter into an investment agreement with the Underlying Fund (which agreements may impose additional conditions on the Fund).

Structural Risks:

Stockholder Activism. The Fund may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and the Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.

Anti-Takeover Provisions. Delaware law and the Fund’s Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, including the adoption of a staggered Board of Trustees and the supermajority voting requirements. These provisions could deprive the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares or at NAV.

Risks Associated with Additional Offerings. There are risks associated with offerings of additional common or preferred shares of the Fund. The voting power of current shareholders will be diluted to the extent that current shareholders do not purchase shares in any future offerings of shares or do not purchase sufficient shares to maintain their percentage interest. In addition, the sale of shares in an offering may have an adverse effect on prices in the secondary market for the Fund’s shares by increasing the number of shares available, which may put downward pressure on the market price of the Fund’s Shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

In the event any series of fixed rate preferred shares are issued and such shares are intended to be listed on an exchange, prior application will have been made to list such shares. During an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Fixed rate preferred shares may trade at a premium to or discount from liquidation value.

There are risks associated with an offering of Rights (in addition to the risks discussed herein related to the offering of shares and preferred shares). Shareholders who do not exercise their rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their rights. As a result of such an offering, a shareholder may experience dilution in NAV per share if the subscription price per share is below the NAV per share on the expiration date. In addition to the economic dilution described above, if a shareholder does not exercise all of its Rights, the shareholder will incur voting dilution as a result of the Rights offering. This voting dilution will occur because the shareholder will own a smaller proportionate interest in the Fund after the rights offering than prior to the Rights offering.

There is a risk that changes in market conditions may result in the underlying common shares or preferred shares purchasable upon exercise of Rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the Rights. If investors exercise only a portion of the rights, the number of shares issued may be reduced, and the shares may trade at less favorable prices than larger offerings for similar securities. Rights issued by the Fund may be transferable or non-transferable.

Secondary Market for the Common Shares. The issuance of shares of the Fund through the Fund’s dividend reinvestment plan (“Plan”) may have an adverse effect on the secondary market for the Fund’s shares. The increase in the number of outstanding shares resulting from the issuances pursuant to the Plan and the discount to the market price at which such shares may be issued may put downward pressure on the market price for the Common Shares. When the shares are trading at a premium, the Fund may also issue shares that may be sold through private transactions effected on the NYSE or through broker-dealers.

Portfolio Manager Information

There have been no changes in the Fund’s portfolio managers or background since the prior disclosure date.

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Summary of Updated Information Regarding the Fund (continued)
March 31, 2025 (unaudited)

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s Declaration of Trust or by-laws that could delay or prevent a change of control of the Fund that have not been approved by shareholders.

Destra Multi-Alternative Fund

Dividend Reinvestment Plan

The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of the Fund’s common stock (the “Common Shares”) elects otherwise by contacting American Stock Transfer & Trust Company, LLC (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested in additional Common Shares by the Plan Administrator through the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution (together, a “Dividend”). Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange (“NYSE”) or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will normally invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s net asset value per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Common Shares are trading at a discount), the Plan Administrator will normally invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. There may be circumstances, in the judgment of the Fund’s officers to instruct the Plan Administrator to either pay the Dividend in Newly Issued Common Shares or with Open Market Purchases other than as described above.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or thirty (30) days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Destra Multi-Alternative Fund
Summary of Updated Information Regarding the Fund (continued)
March 31, 2025 (unaudited)

Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions and service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at American Stock Transfer & Trust Company, LLC — Plan Administration Department, P.O. Box 922 Wall Street Station, New York NY 10269-0560.

Destra Multi-Alternative Fund
Dividend Reinvestment Plan
March 31, 2025 (unaudited)

The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of the Fund’s common stock (the “Common Shares”) elects otherwise by contacting American Stock Transfer & Trust Company, LLC (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested in additional Common Shares by the Plan Administrator through the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution (together, a “Dividend”). Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange (“NYSE”) or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will normally invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s net asset value per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Common Shares are trading at a discount), the Plan Administrator will normally invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. There may be circumstances, in the judgment of the Fund’s officers to instruct the Plan Administrator to either pay the Dividend in Newly Issued Common Shares or with Open Market Purchases other than as described above.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or thirty (30) days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions and service charges.

Destra Multi-Alternative Fund
Dividend Reinvestment Plan (continued)
March 31, 2025 (unaudited)

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at American Stock Transfer & Trust Company, LLC — Plan Administration Department, P.O. Box 922 Wall Street Station, New York NY 10269-0560.

Destra Multi-Alternative Fund
Additional Information
March 31, 2025 (unaudited)

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of Shares of the Fund or of any securities mentioned in this report.

Proxy Voting — A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling 1-877-855-3434 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies for portfolio securities is available without charge and upon request by calling 877-855-3434, or visiting Destra Capital Investments LLC’s website at www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Corporate Dividends Received Deduction

For the tax year ended September 30, 2024, 54.51% of the dividends to be paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Fund designates income dividends of 55.66% as qualified dividend income paid during the tax year ended September 30, 2024.

Results of Shareholder Meeting

On December 19, 2024, the Fund held a meeting of shareholders to consider the proposal set forth below. The following votes were recorded:

Election of Nicholas Dalmaso as a Class III Trustee of the Fund.

	Shares Voted	% of Shares Voted
For	3,572,144	52.7%
Withheld	3,208,912	47.3%
Total	6,781,056	100%

Destra Multi-Alternative Fund
Approval of Investment Management Agreements
March 31, 2025 (unaudited)

Consideration and Approval of Renewal of Advisory Agreement on November 13, 2024

At a meeting held on November 13, 2024, the Board of Trustees (the “Board” or the “Trustees”), including the Independent Trustees, of the Destra Multi-Alternative Fund (the “Fund”) unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between Destra Capital Advisors LLC (“Destra”) and the Fund.

The Board reviewed and discussed the written materials that were provided in advance of the meeting and deliberated on the renewal of the Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement. During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the agreements, the Board had received sufficient information to renew and approve the Advisory Agreement.

In considering the approval of the Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Service

In evaluating whether to renew the Advisory Agreement, the Board considered the nature and scope of services provided under the Advisory Agreement and Destra’s experience in providing similar management services to other registered investment companies. The Board also considered Destra’s ability to provide administrative, operational and other non-advisory services to the Fund and the financial condition of Destra, including its financial capacity to perform the services required under the Advisory Agreement. In addition, the Board considered matters related to Destra’s compliance programs, its compliance history and its dealings with regulators.

In light of the Fund’s investment strategy and the illiquid nature of certain investments, the Board also considered the fair valuation policies and procedures applied and to be applied to the Fund’s portfolio. The Board concluded that Destra had the capabilities and resources to oversee the operations of the Fund. Based on its review, the Board concluded that, overall, the nature, extent and quality of services provided to the Fund were satisfactory.

Performance

The Board evaluated Fund performance during the past one-year, three-year, five-year, and ten-year periods ended September 30, 2024, as compared to a peer group of funds with similar investment strategies. The Board considered various performance measures and characteristics of Fund performance relative to a peer group and noted that the Fund had underperformed the peer group median over each period. The Board also considered information related to the manner in which the peer group was selected.

In evaluating Destra’s contribution to Fund performance, the Board took into account the fact that a sub-advisor has been responsible for day-to-day management of the Fund. Based on its review, the Board concluded that Fund performance was acceptable for the purposes of considering approval of the Advisory Agreement.

Fees and Expenses and Comparable Accounts

The Board reviewed and considered the contractual advisory fee rate paid by the Fund to Destra for services under the Advisory Agreement. The Board also reviewed and considered information regarding the Fund’s total net expense ratio as compared to a peer group comprised of other funds with similar investment strategies and portfolios. The Board noted that the Fund’s contractual advisory fee was higher than the peer group average, and the Fund’s total net expense ratio was lower than the peer group average. The Board also considered the Adviser’s commitment to cap the total operating expenses for the Fund by waiving and/or reimbursing certain expenses. The Board noted that Destra does not charge a lower fee for any client with comparable investment objective to that of the Fund. After discussion, the Board concluded that the advisory fee and expense structure were reasonable for the purposes of considering approval of the Advisory Agreement.

Economies of Scale

The Board received and evaluated information regarding Destra’s potential to realize economies of scale with respect to management of the Fund and whether the Fund and its shareholders would appropriately benefit from any economies of scale. The Board noted that meaningful economies of scale will be realized only if there is significant growth in assets under management. The Board considered Destra’s expectations for growth in assets under management and the time

Destra Multi-Alternative Fund
Approval of Investment Management Agreements (continued)
March 31, 2025 (unaudited)

frame in which such growth may occur. The Board concluded that economies of scale are currently not being realized at this time.

Cost of Services and Profitability

The Board considered a profitability analysis provided by Destra with respect to its management of the Fund. The analysis covered the years ending December 31, 2023 and 2024. Based on its evaluation, the Board concluded that Destra’s estimated profitability in managing the Fund is reasonable and not excessive.

Other Benefits to Destra

The Board received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by Destra or its affiliates as a result of its relationship with the Fund. The Board noted that Destra may accrue benefits from selling and servicing other open-end or closed-end funds in parallel with the Fund and Destra’s sales effort may enjoy cross-selling opportunities to its existing clients and certain efficiencies in marketing the Fund alongside Destra’s other product offerings. The Board concluded that the fall-out benefits that may be received by Destra and its affiliates are reasonable.

Conclusion

In considering the renewal of the Advisory Agreement, the Board evaluated the factors and information described above, as well as information concerning Destra and the Fund that is provided to the Board throughout the year in connection with other Board meetings. In its deliberations, the Board did not identify any single item that was paramount or controlling, and individual Trustees may have attributed different weights to various factors.

Based on its deliberations and analysis of the information provided, the entire Board, including all of the Independent Trustees, concluded that the renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation payable by the Fund is fair and reasonable in light of the services and expenses involved. On that basis, the entire Board, including all the Independent Trustees, approved the renewal of the Advisory Agreement.

Consideration of and Approval of Renewal of Investment Sub-Advisory Agreement with Validus on November 13, 2024

At a meeting held on November 13, 2024, the Board of Trustees, including the Independent Trustees of the Fund, unanimously approved the renewal of the Sub-Advisory Agreement between Destra, Validex Global Investing, LLC (“Validex”), and the Fund (the “Sub-Advisory Agreement”).

The Board reviewed and discussed written materials that were provided in advance of the Meeting and deliberated on the renewal of the Sub-Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement. During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the agreements, the Board had received sufficient information to renew and approve the Sub-Advisory Agreement.

In considering the renewal of the Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Service

The Board considered the nature, extent and quality scope of services provided by Validex under the Sub-Advisory Agreement. The Board reviewed and analyzed materials and information concerning the background, experience and capabilities of Validex’s portfolio managers and its other investment and administrative personnel in light of the services provided by Validex pursuant to the Sub-Advisory Agreement. The Board considered, among other factors, the capabilities and quality of Validex’s investment management, research and trade execution personnel and other resources that were dedicated to managing the Fund’s portfolio. The Board also considered the ability of Validex, based on its resources, reputation and other attributes, to attract, compensate and retain qualified investment professionals. The Board also considered matters related to Validex’s compliance programs, its compliance history and its dealings with regulators. Based on its review, the Board concluded that, overall, the nature, extent and quality of services expected to be provided to the Fund by Validex were satisfactory.

Destra Multi-Alternative Fund
Approval of Investment Management Agreements (continued)
March 31, 2025 (unaudited)

Performance

The Board evaluated information provided by the Destra as the Fund’s adviser regarding Fund performance during the past one-year, three-year, five-year, and ten-year periods ended September 30, 2024, as compared to a peer group of funds with similar investment strategies. The Board considered various performance measures and characteristics of Fund performance relative to a peer group, and noted that the Fund had underperformed the peer group median over each period. The Board also considered information related to the manner in which the peer group was selected. The Board also considered additional performance information provided by Validex. Based on its review, the Board concluded that Fund performance was acceptable for the purposes of considering the renewal of the Sub-Advisory Agreement.

Fees and Expenses

The Board considered the sub-advisory fee under the Sub-Advisory Agreement, noting that the contractual amount was equal to a percentage of average daily managed assets and that the entire sub-advisory fee is payable by Destra rather than the Fund. As described above, in connection with its consideration of the Advisory Agreement, the Board also reviewed and considered information regarding the Fund’s investment advisory fee rate and its total expense ratio, including a comparison against a peer group.

Based on its review, the Board concluded that the sub-advisory fee was reasonable in light of the services performed by Validex for purposes of considering the renewal of the Sub-Advisory Agreement.

Economies of Scale

The Board received and evaluated information regarding the potential for Validex to realize economies of scale with respect to management of the Fund and whether the Fund and its shareholders would appropriately benefit from any economies of scale. Based on the level of Fund assets under management, the Board determined that Validex does not currently benefit from economies of scale at this time.

Cost of Services and Profitability

The Board considered a profitability analysis provided by Validex with respect to its management of the Fund. The analysis covered the years ending December 31, 2023 and 2024. The Board evaluated estimated profitability for 2024. Based on its evaluation, the Board concluded that Validex’s estimated profitability in managing the Fund is reasonable and not excessive.

Other Benefits to Validex

The Board received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by Validex and its affiliates as a result of their relationship with the Fund. The Board concluded that the fall-out benefits, if any, that may be received by Validex and its affiliates are reasonable.

Conclusion

In considering the Sub-Advisory Agreement, the Board evaluated the factors and information described above, as well as information concerning Validex and the Fund that is provided to the Board throughout the year in connection with other Board meetings. In its deliberations, the Board did not identify any single item that was paramount or controlling, and individual Trustees may have attributed different weights to various factors.

Based on its deliberations and analysis of the information provided, the entire Board, including all the Independent Trustees, concluded that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation payable by the Fund is fair and reasonable in light of the services and expenses involved. On that basis, the entire Board, including all the Independent Trustees, approved the Sub-Advisory Agreement.

Destra Multi-Alternative Fund
Trustees and Officers Information
March 31, 2025 (unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board. The Board consists of four trustees who are not Interested Persons (as the term “Interested Person” is defined in the 1940 Act) (referred to herein as “Independent Trustees” or “Trustees”). The identity of the Trustees and the Fund’s executive officers and biographical information as of March 31, 2025 is set forth below. The address for each Trustee is c/o Destra Multi-Alternative Fund, 443 North Willson Avenue, Bozeman, Montana 59715. A Trustee’s term of office shall continue until his or her death, resignation or removal.

Name and Birth Year	Trustee Since	Principal Occupation(s) during the past 5 years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee(1)	Other Directorships held by the Trustee during the past 5 years
Independent Trustees
John S. Emrich, CFA Birth Year: 1967	November 2018	Financial Advisor, self-employed, Red Earth Finance LLC (January 2018 to present), mortgage banker, The Mortgage Company, (January 2018 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios); ArrowMark Financial Corp. (closed-end management investment company)
Michael S. Erickson Birth Year: 1952	November 2018	Private Investor (August 2007 to present); Chief Operating Officer and Chief Financial Officer, Erickson Holding Corp. (a passive real estate holding company) (2003 to present); Chief Operating Officer and Chief Financial Officer, McGee Island LLC (a real estate management company) (2015 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios)
Jeffrey S. Murphy Birth Year: 1966	November 2018	Retired (2014 to present).	4	None
Nicholas Dalmaso(2) Chairman Birth Year: 1965	November 2018	General Counsel of EquityBee, Inc. (2022 to present); Chair and CEO of Sound Capital Holdings LLC, Sound Capital Distributors LLC (a registered broker/dealer) and Sound Capital Solutions LLC (an investment advisor) (2020 to present); General Counsel (2014 to present) and Chief Compliance Officer (2014 – 2019) of M1 Holdings Inc.; General Counsel (2014 to present) and Chief Compliance Officer (2014 – 2019) of M1 Finance LLC (a registered broker/dealer); General Counsel (2014 to present) and Chief Compliance Officer (2014 – 2019) of M1 Advisory Services LLC (an investment adviser); Independent Director of Keno Kozie Associates (IT Consulting) (2016 to 2018).	4	None
Paul Kazarian Trustee Nominee Birth Year: 1984	N/A	Partner and Portfolio Manager, Saba Capital Management, L.P. (2013 – present).	1	Templeton Global Income Fund (closed-end management investment company); Miller/Howard High Income Equity Fund (closed-end management investment company).

(1)	The Fund Complex consists of the Fund, BlueBay Destra International Event-Driven Credit Fund, Destra Flaherty & Crumrine Preferred and Income Fund and Destra Granahan Small Cap Advantage Fund, both a series of the Destra Investment Trust and the Destra Exchange-Traded Fund Trust, of which there is currently no active series.
(2)	Prior to February 8, 2021, Mr. Dalmaso was considered an “interested person” of the Fund (as defined in the 1940 ACT) because of his former position with Destra. As of February 8, 2021, Mr. Dalmaso is no longer an “interested person.”

Destra Multi-Alternative Fund
Trustees and Officers Information (continued)
March 31, 2025 (unaudited)

The following persons serve as the Trust’s executive officers in the following capacities:

Name and Birth Year	Position(s) Held with the Fund	Principal Occupation(s) during the past 5 years
Robert Watson Birth Year: 1965	President since 2018	Partner & Head of Investments (2021 to present); Senior Managing Director and Investment Product Strategist, Destra Capital Investments LLC (2011 to 2020).
Derek Mullins Birth Year: 1973	Chief Financial Officer and Treasurer since 2018	Managing Partner and Co-Founder, PINE Advisor Solutions (2018 to present).
Jake Schultz Birth Year: 1996	Secretary since 2021	Partner, Director, Portfolio Oversight & Analytics (2021 to present) Director, Product Management (2020 to 2021); Product Analyst (2018 – 2020), Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Advisors LLC (2018 to present).
Peter Sattelmair Birth Year: 1977	Assistant Treasurer since 2022	Director of CFO Services, PINE Advisor Solutions (2021 to present); Director of Fund Administration and Operations, Transamerica Asset Management (2014 – 2021).
Ken Merritt Birth Year: 1961	Assistant Secretary since 2021	Partner & Director, Product Management & Development (2021 to present) and Senior Managing Director Product Management and Development (2019 – 2021), Destra Capital Management LLC, Destra Capital Advisors LLC, and Destra Capital Investments LLC; Senior Managing Director, Fund Operations, Priority Income Fund (2018 – 2019); Managing Director, External Wholesaler (2012 – 2018), Destra Capital Management LLC.
Randi Roessler Birth Year: 1981	Chief Compliance Officer since 2023	Director, PINE Advisor Solutions (March 2023 to present); Chief Compliance Officer, Davis Selected Advisers, L.P., Davis Funds, Selected Funds, the Clipper Fund Trust, the Davis Fundamental ETF Trust, and Davis Distributors, LLC (2018 – 2023).

The address for each executive officer is c/o Destra Multi-Alternative Fund, 443 North Willson Avenue, Bozeman, Montana 59715.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling 877-855-3434, or visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Destra Multi-Alternative Fund
Fund Information

Board of Trustees	Officers	Investment Adviser
John S. Emrich	Robert Watson	Destra Capital Advisors LLC
Michael S. Erickson	President	Bozeman, MT
Jeffery S. Murphy
Nicholas Dalmaso	Derek Mullins	Sub-Adviser
Paul Kazarian	Chief Financial Officer and Treasurer	Validus Growth Investors, LLC,
d/b/a Validex Global Investing
	Randi Roessler	San Diego, California
Chief Compliance Officer
Transfer Agent
	Peter Sattelmair	Equiniti Trust Company, LLC
	Assistant Treasurer	Brooklyn, NY

	Jake Schultz	Administrator and Accounting Agent
	Secretary	Ultimus Fund Solutions,
Elkhorn, Nebraska 68022
Ken Merritt
	Assistant Secretary	Custodian
UMB Bank, n.a.
Kansas City, MO

Legal Counsel
Faegre Drinker Biddle & Reath LLP
Philadelphia, PA

Independent Registered Public Accounting Firm
Cohen & Company, Ltd
Cleveland, OH

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as “believes,” “expects,” “anticipates” and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward looking statement.

Privacy Principles of the Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of the Fund?

●	If your shares are held in a Brokerage Account, contact your respective Broker.

(b)	Not Applicable

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its audit committee, whom is “independent” within the meaning of Form N-CSR: Mr. Jeff Murphy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees for registrant

Fiscal year Ended March 31, 2024- $137,500

Fiscal year Ended March 31, 2025- $145,000

(b)	Audit-Related Fees For Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”. These fees include amounts related to Form N-17f-2 filings.

Fiscal year Ended March 31, 2024- None

Fiscal year Ended March 31, 2025- None

(c)	Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews; performed by Cohen & Company, Ltd.

Fiscal year Ended March 31, 2024- $8,500

Fiscal year Ended March 31, 2025- $8,500

(d)	All Other Fees

Fiscal year Ended March 31, 2024- None

Fiscal year Ended March 31, 2025- None

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None

(g)	None

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not Applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

(a)	A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included as Appendix A.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

a)(1)	Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

Mark C. Scalzo

Portfolio Manager — Mr. Scalzo, Chief Investment Officer of the Sub-Adviser, is the Fund’s Portfolio Manager. Mr. Scalzo has been employed by the Sub-Adviser since November 2012, has served the Fund as a Portfolio Manager since March 2015 and is responsible for portfolio management, investment strategy creation, and security-specific research. Mr. Scalzo founded Validus in 2012 and is the primary decision-maker for all of Validus’ investment strategies. From June 2014 to July 2020, Mr. Scalzo was also the Chief Investment Officer of Validus’ affiliated registered investment adviser, Pinhook. Prior to joining the Sub-Adviser, Mr. Scalzo was Executive Vice President, Co-Portfolio Manager and Director of Research, from November 2008 to October 2012, for Aletheia Research & Management. Prior to that, he served as Group Vice President, Mergers & Acquisitions, for Fisher Asset Management, LLC, a registered investment adviser. Mr. Scalzo graduated cum laude from The Wharton School at the University of Pennsylvania with a B.S. in Economics. Mr. Scalzo is Series 65 licensed.

Zach Leeds

Assistant Portfolio Manager — Mr. Leeds, VP of Research and Assistant Portfolio Manager at the Sub-Adviser, is the Fund’s Assistant Portfolio Manager. Mr. Leeds is responsible for helping to identify investment opportunities, primary due diligence on illiquid securities, maintaining proprietary scoring across Validus’ strategies, security-specific research, GIPS compliance and verification, and performance reporting while participating in various parts of the portfolio management process. Prior to joining Validus in 2016, Mr. Leeds was an equity analyst at Ford Equity Research, covering roughly 1,000 publicly traded companies. Prior to that, Mr. Leeds interned at the U.S. Department of the Treasury. Mr. Leeds graduated with a B.A. from the University of California Santa Barbara. He holds a certificate in corporate finance from the University of California Los Angeles. He is a CFA Level II candidate and is Series 65 licensed.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of March 31, 2025, Mark Scalzo was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,192	$188,477,458	1	$446,715

Because Mr. Scalzo manages assets for other accounts (including institutional clients and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Advisor to the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of March 31, 2025, Zach Leeds was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,192	$188,477,458	1	$446,715

(a)(3) Compensation Structure of Portfolio Manager(s)

Mark Scalzo and Zach Leeds are compensated through a salary and incentive bonus.

(a)(4) Disclosure of Securities Ownership

As of March 31, 2025, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Managers	Dollar Range of Shares Owned
Mark C. Scalzo	$0
Zach Leeds	$1 to $10,000

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N- CSR is (i) accumulated and communicated to the Registrant’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable

(b) Not applicable

Item 19. Exhibits.

(a)(1)	Code of Ethics filed herewith

(a)(2)	Not applicable

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4)	Not applicable

(a)(5)	Not applicable

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Destra Multi-Alternative Fund

By (Signature and Title)

/s/ Robert A. Watson
Robert A. Watson, President/Principal Executive Officer

Date	06/06/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert A. Watson
Robert A. Watson, President/Principal Executive Officer

Date	06/06/2025

By (Signature and Title)

/s/ Derek Mullins
Derek Mullins, Treasurer/Principal Financial Officer

Date	06/06/2025

Appendix A

Destra Multi-Alternative Fund (the “Fund”)

Proxy Voting Policies and Procedures

The Destra Multi-Alternative Fund has adopted the following Proxy Voting Policy and Procedures, as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of the Fund’s shareholders.

Shareholders of the Fund expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goals of maximizing the value of the Fund's investments, promoting accountability of a company's management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company's business and operations. The Adviser and/or Sub-Adviser will seek to ensure that proxies are voted in the best interests of the Fund and its shareholders except where the Fund may be required by law to vote proxies in the same proportion as the vote of all other shareholders (i.e., “echo vote”).

1.	Delegation of Proxy Voting to the Sub-Adviser

In general, the Board believes that the Sub-Adviser, which select the individual companies that are part of the Fund’s portfolios, are the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Board defers to and relies on the Sub-Adviser to make decisions on casting proxy votes. The Adviser oversees the proxy voting policies and procedures and works with the Sub-Adviser to implement the policy. The Sub-Adviser shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Sub-Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

2.	Disclosure of Proxy Voting Policy and Procedure in the Fund’s Statement of Additional Information (“SAI”) and Annual Report to Shareholders

The Fund shall include in its annual report to shareholders on Form N-CSR, and in any SAI filed with the Securities and Exchange Commission (“SEC”) in connection with a registration statement on Form N- 1A/N-2 (as applicable) a summary of the Proxy Policy. In lieu of including a summary of policy, the Fund may include the policy in full.

3.	Material Conflicts of Interest

If (i) the Sub-Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Fund, and (b) the Sub-Adviser or any of its affiliated persons; and (ii) the Sub-Adviser proposes to vote on the particular issue in the manner not prescribed by its Proxy Policy, then the Sub- Adviser will follow the material conflict of interest procedures set forth in the Sub-Adviser’s Proxy Policy when voting such proxies.

4.	Adviser, Sub-Adviser and Fund CCO Responsibilities

The Board has delegated proxy voting authority with respect to the Fund’s portfolio securities to the Sub- Adviser, as set forth above. Consistent with this delegation, the Sub-Adviser is responsible for the following:

●	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the Sub-Adviser votes portfolio securities in the best interest of shareholders of the Fund.

●	The Adviser CCO shall review the Sub-Adviser Proxy Policy at least annually to ensure compliance with Rule 206(4)-6 under the Advisers Act and confirm it appears reasonably designed to ensure that the Sub-Adviser votes portfolio securities in the best interest of shareholders of the Fund.

●	The Sub-Adviser (and Adviser, if applicable) shall provide a summary of any material changes made to its proxy policy to the Fund’s CCO.

On a quarterly basis, the Fund CCO shall request confirmation from the Adviser and Sub-Adviser that any proxy votes for the Fund were handled in compliance with the Proxy Policies.

5.	Review Responsibilities

The Adviser or Sub-Adviser may retain a proxy-voting service to coordinate, collect, and maintain all proxy-related information.

If the Adviser/Sub-Adviser retains a proxy-voting service, the Adviser/Sub-Adviser will review the Fund’s voting records maintained by the service provider, select a sample of proxy votes from those submitted, and examine them against the proxy voting service files for accuracy of the votes at least annually in regard to adhering to foregoing policy guidelines.

6.	Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will file complete proxy voting record with the SEC on Form N-PX annually by August 31 of each year.

The Fund’s Administrator will be responsible for the oversight and completion of the filing of Form N-PX with the SEC and will file Form N-PX for each twelve-month period ended June 30 on or before August 31 of that year.

7.	Recordkeeping

Documentation of all votes for the Fund will be maintained by the Adviser and/or Sub-Adviser and through a third-party proxy voting service, as applicable.

Adopted: May 25, 2022